UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2012

Date of reporting period:	June 1, 2011 — November 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Dynamic Asset Allocation Equity Fund*

Semiannual report 11|30|11

A world of investing.™

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS
invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Semiannual report
11 | 30 | 11

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	9

Terms and definitions	11

Other information for shareholders	12

Trustee approval of management contract	13

Financial statements	17

Message from the Trustees

Dear Fellow Shareholder:

For all the volatility and economic uncertainty investors experienced in recent months, U.S. equity markets ended the year more or less where they started; some fixed-income sectors posted modest gains, while others struggled. This period of heightened volatility is likely to persist, given the unresolved European debt crisis and tepid growth here in the United States. However, not all the news is bad. Corporate earnings and balance sheets remain solid, unemployment has trended down, inflation pressures have eased globally, and state budgets show early signs of improvement.

The counsel of your financial advisor can be an invaluable resource during periods of market uncertainty, as can a long-term focus and a balanced investment approach. Moreover, Putnam’s portfolio managers and analysts are trained to uncover the opportunities that often emerge in this kind of environment, while also seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Jeff, can you give us an update on the retreat in equity markets?

Stock prices reached their highest levels this year during April. By June 1, when the fund’s fiscal year began, prices were declining, while volatility was increasing. Early on, markets were reacting to mounting evidence of economic weakness in the United States, as well as to deterioration in the European sovereign debt situation. The global economy more generally was also weakening. Japan’s disasters in March caused supply chain disruptions, and China’s policymakers took measures to slow the world’s second-largest economy in order to reduce inflation.

Then, from July through September, stocks and other “risk assets” encountered their worst quarter since the financial crisis unraveled markets in 2008. S&P’s downgrade of U.S. Treasury debt, continued challenges in the European sovereign debt negotiations, and generally weaker-than-expected economic data poured fuel on the fire.

Fortunately, a broad rally occurred in October on signs that the U.S. economy was still expanding and that European policymakers were moving in the right direction to prevent an uncontrolled banking crisis. Stocks rose briskly and brought U.S. markets generally to levels near where they were last January, though still well below their levels of June 1.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/11. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 11.

What investment strategies did you pursue?

We have a long-term strategy that does not change with quarterly economic data or the sort of “headline” risk — the reaction to daily news — that was driving market prices during much of the period. The fund pursues broad diversification across global equity markets —U.S. and international stocks, as well as large, mid, and small caps — to benefit from the long-term equity premium of stocks. Over long time periods of 10 or 20 years, stocks have generally outperformed other asset classes.

In addition to diversification, we try to add to total returns by implementing asset allocation and stock selection strategies driven by our research. We evaluate opportunities and risks over short-, medium-, and long-term periods. In addition to guiding security selection, this research also guides our global allocations. Our goal is to achieve an optimal balance of return and risk.

Could you describe your approach to selecting stocks?

The bulk of fund assets are invested in U.S. large- and mid-cap stocks. In selecting these holdings, we look for stocks that we believe offer a high free cash flow yield, sustainable earnings growth, and attractive valuations. High free cash flow, in our view, is one of the best measures of the quality of a business, and is less subject to variations than other measures. We also are conscious of valuations with the goal of managing risk. As an example, we avoid what we consider speculative growth stocks, such as companies with a compelling story but little in the way of underlying profits.

Do the other allocations of the fund pursue different strategies?

Quantitative methods are a little more prominent, and we have found them to be more effective in a couple of areas, especially the international developed-market portion of the fund and the small-cap growth area.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/11. Short-term holdings are excluded. Holdings will vary over time.

How does the portfolio use derivatives?

We implement strategies with a few different types of derivatives. During this period some of the more important strategies involved forward currency contracts, used to establish currency exposures and hedge foreign exchange risk that we considered unattractive. We used total return swaps to manage specific sector, industry, and market exposures, and to hedge related risks. We also used futures contracts for managing some of our market risk exposures and to equitize cash.

Where did you see the best performance in the portfolio?

The U.S. large-cap equity weighting performed well on a relative basis, in that it had flat results in a declining market. However, international holdings generally did not keep pace, as both developed and emerging markets lagged U.S. stocks. The Russell 3000 Index, which represents the broad U.S. equity market, posted a –7.48% result for the period, compared with –9.96% for the fund’s custom benchmark.

Overall, the fund posted an –11.08% result for the period, which was lower than both benchmarks. Our stock selections were most successful in the U.S. market, where lower valuations were an advantage. This was not the case in international markets. Also, small caps underperformed large caps.

What were some of the major contributors to performance?

W.W. Grainger performed well. This company distributes a variety of maintenance, repair, and operating industrial supplies primarily to other businesses. In addition to posting earnings growth, Grainger has raised its dividend and repurchased a significant amount of shares. Amid turbulent conditions this year, the market has disproportionately favored companies that take such shareholder-friendly

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

measures. The fund had an overweight position in this stock relative to its benchmark, but we took profits on the position when it became more fully valued, in our view, and it was no longer a holding at the end of the period.

Shares of another overweight position, Oceaneering International, rose by nearly 20% during the period. This company serves the offshore oil and gas industry, including deepwater drilling. Not far behind in terms of performance was Perrigo, a pharmaceutical company that makes over-the-counter and prescription drugs as well as nutritional supplements. Relative to the benchmark, this too was an overweight, but we took profits on the position to reduce the fund’s exposure as the stock’s valuation became less attractive, and the stock is no longer in the portfolio.

Generally, we saw solid performance from holdings within the health-care sector, including small caps. Hi-Tech Pharmacal, an over-the-counter drugmaker and an overweight position relative to the benchmark, and Elan, an Ireland-based biotechnology company, both contributed positively to results in the period.

Next, a U.K. apparel retailer, also contributed positively to performance. Next benefited in part from the popularity of its clothing designs with consumers.

While the financials sector was generally an underperformer in the period, some of our selections performed well. In emerging markets, for example, the fund held a position in PT Bank Rakyat Indonesia, and it contributed positively to results. This bank is an important lender to individuals and small businesses in Indonesia’s rural areas, and it has profited from the country’s economic growth. We were able to build the position at a favorable price.

Which holdings had disappointing results?

NII Holdings, a wireless telecommunications company that operates in Latin American markets, declined by nearly 50% for the period. This company has faced significant competition from larger companies in a number of markets.

Halliburton was also a significant drag on performance. Although this oilfield services company has some attractive advantages, the decline of oil prices since early 2011 has been a challenge for the sector as a whole, and Halliburton is still involved in settlement discussions for its role in the Deepwater Horizon accident of 2010. Overall, we saw relatively weak results from our stock selections in the energy sector.

Among emerging-markets positions, China WindPower detracted from results. Investors penalized the stock because of fears about overcapacity in windpower generation, and grid-connection issues more broadly. We have a different view, though, as the company’s management has been very careful to plan its new capacity in an effort to avoid such problems.

Despite the weak economy, EchoStar was also a poor performer. This small-cap company, an out-of-benchmark choice, develops set-top boxes for satellite TV service providers. It often performs well when cash-strapped consumers rely more on television programming for entertainment. However, concerns about credit risk hurt companies such as EchoStar that have leveraged balance sheets.

What is your outlook for markets and the fund in the coming months?

We do not expect much improvement from the extreme and unpleasant volatility in the first half of the fiscal year, caused by problems in the economy and the financial crisis in Europe. While we believe that the United States is likely to continue expanding, the problems in Europe have not yet been resolved. In addition, China and, more broadly, emerging markets have not performed appreciably better, despite more robust economic conditions.

We have trimmed some exposures to Europe and its troubled banking sector. We made these judgments based on security selection criteria — these areas simply have few attractive opportunities, in our view. In the portfolio, we do not make major changes in allocations based on short-term conditions or market sentiment.

On a positive note, we believe that the fundamental advantage that stocks offer today is strong earnings growth. Profits are near record levels, and yet stock performance has been weak. Despite the near-term risks, in our view conditions are ripe for investors with a long-term horizon.

Thank you, Jeff, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James Fetch, Robert Kea, Joshua Kutin, Robert Schoen, and Jason Vaillancourt.

IN THE NEWS

Despite persistent market volatility, corporate financials improved to near- peak levels in 2011. Economic growth may have slowed, but many U.S. companies that implemented cost-cutting measures since 2008 began to see the results of those efforts reflected in resilient profit margins. Companies in the S&P 500 Index are on track to generate record earnings per share in 2011. In lean economic times, companies have remained vigilant about controlling costs and managing inventories effectively. Even in the face of heightened market volatility and consequent investor risk aversion, strong earnings performance has supported both equities and high-yield bonds on a fundamental basis.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/11

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	57.84%	48.76%	57.84%
Annual average	17.34	14.93	17.34

1 year	1.23	–4.58	1.23

6 months	–11.08	–16.19	–11.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class Y shares have no initial sales charge.

For a portion of the periods, this fund may have had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 11/30/11

		Putnam Equity	Lipper Multi-Cap Growth
	Russell 3000 Index	Blended Index	Funds category average*

Life of fund	63.99%	61.78%	70.33%
Annual average	18.92	18.35	20.34

1 year	7.00	3.72	3.15

6 months	–7.48	–9.96	–9.73

Index and Lipper results should be compared to fund performance before sales charge or at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 11/30/11, there were 533, 503, and 431 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/11

	Class A		Class Y

	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value

5/31/11	$12.28	$13.03	$12.28

11/30/11	10.92	11.59	10.92

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/11

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	58.34%	49.24%	58.33%
Annual average	16.91	14.58	16.91

1 year	–4.49	–9.98	–4.58

6 months	–9.24	–14.48	–9.25

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class Y

Net expenses for the fiscal year ended 5/31/11*	1.33%	1.08%

Total annual operating expenses for the fiscal year ended 5/31/11	1.82%	1.57%

Annualized expense ratio for the six-month period ended 11/30/11	1.07%	1.07%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2011, to November 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y

Expenses paid per $1,000*†	$5.05	$5.05

Ending value (after expenses)	$889.20	$889.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2011, use the following calculation method. To find the value of your investment on June 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y

Expenses paid per $1,000*†	$5.40	$5.40

Ending value (after expenses)	$1,019.65	$1,019.65

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from Europe, Australasia, and the Far East.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2011, Putnam employees had approximately $322,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June  17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July  1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark. Putnam Dynamic Asset Allocation Equity Fund’s class A shares’ return before fees and expenses was positive over the one-year period ended December 31, 2010, and exceeded the return of its internal benchmark over the one-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 11/30/11 (Unaudited)

COMMON STOCKS (91.5%)*	Shares	Value

Advertising and marketing services (0.5%)
Nu Skin Enterprises, Inc. Class A	108	$5,156

Omnicom Group, Inc.	2,159	93,204

ValueClick, Inc. †	87	1,345

		99,705
Aerospace and defense (1.4%)
Embraer SA ADR (Brazil)	407	10,387

European Aeronautic Defense and Space Co. NV (France)	616	18,473

Lockheed Martin Corp.	1,380	107,846

National Presto Industries, Inc.	26	2,456

Raytheon Co.	2,151	98,021

United Technologies Corp.	289	22,137

		259,320
Agriculture (0.1%)
Andersons, Inc. (The)	16	709

Archer Daniels-Midland Co.	88	2,651

Black Earth Farming, Ltd. SDR (Sweden) †	158	350

Cresud S.A.C.I.F. y A. ADR (Argentina)	64	704

Golden Agri-Resources, Ltd. (Singapore)	3,000	1,700

GrainCorp, Ltd. (Australia)	187	1,484

KWS Saat AG (Germany)	3	587

PT Astra Agro Lestari Tbk (Indonesia)	500	1,259

SLC Agricola SA (Brazil)	71	625

Vilmorin & Cie (France)	7	723

Viterra, Inc. (Canada)	156	1,594

Wilmar International, Ltd. (Singapore)	1,000	4,057

		16,443
Airlines (0.6%)
Alaska Air Group, Inc. †	113	7,844

Cebu Air, Inc. (Philippines)	4,560	7,490

International Consolidated Airlines Group SA
(United Kingdom) †	3,023	7,110

Southwest Airlines Co.	2,970	24,889

United Continental Holdings, Inc. †	3,160	56,784

US Airways Group, Inc. †	423	1,997

		106,114
Automotive (0.9%)
Bayerische Motoren Werke (BMW) AG (Germany)	90	6,775

Daimler AG (Registered Shares) (Germany)	321	14,565

Hino Motors, Ltd. (Japan)	3,000	18,492

Kia Motors Corp. (South Korea)	279	17,701

Navistar International Corp. †	652	24,274

Peugeot SA (France)	1,095	20,525

Suzuki Motor Corp. (Japan)	1,100	23,352

TRW Automotive Holdings Corp. †	721	23,548

Volkswagen AG (Preference) (Germany)	127	21,808

		171,040

COMMON STOCKS (91.5%)* cont.	Shares	Value

Banking (6.7%)
Agricultural Bank of China, Ltd. (China)	39,000	$16,765

Australia & New Zealand Banking Group, Ltd. (Australia)	2,333	49,311

Banco Bradesco SA ADR (Brazil)	2,370	39,105

Banco Latinoamericano de Exportaciones SA Class E (Panama)	307	5,023

Bank Mandiri Persero Tbk PT (Indonesia)	11,000	8,056

Bank of America Corp.	9,151	49,781

Bank of Marin Bancorp.	62	2,289

Bank of the Ozarks, Inc.	341	9,667

Barclays PLC (United Kingdom)	9,456	27,226

BNP Paribas SA (France)	604	24,236

Cardinal Financial Corp.	288	3,079

China Construction Bank Corp. (China)	66,000	47,060

Citigroup, Inc.	3,538	97,223

Citizens & Northern Corp.	182	3,096

Commerzbank AG (Germany) †	2,013	3,764

Community Bank System, Inc.	136	3,593

East West Bancorp, Inc.	502	9,824

Fifth Third Bancorp	3,212	38,833

Financial Institutions, Inc.	184	3,064

First Financial Bancorp	213	3,382

Flushing Financial Corp.	314	4,063

Heartland Financial USA, Inc.	125	1,926

Home Bancshares, Inc.	140	3,480

HSBC Holdings PLC (London Exchange) (United Kingdom)	3,913	30,535

Hudson City Bancorp, Inc.	4,667	26,089

Huntington Bancshares, Inc.	5,205	27,326

Industrial and Commercial Bank of China, Ltd. (China)	67,000	39,733

Industrial Bank of Korea (IBK) (South Korea)	1,290	17,222

International Bancshares Corp.	223	3,987

Itau Unibanco Holding SA ADR (Preference) (Brazil)	1,710	30,438

JPMorgan Chase & Co.	4,304	133,294

Kasikornbank PCL NVDR (Thailand)	3,000	11,542

Lloyds Banking Group PLC (United Kingdom) †	25,587	10,071

MainSource Financial Group, Inc.	281	2,327

Mitsubishi UFJ Financial Group, Inc. (Japan)	3,800	16,514

Mizuho Financial Group, Inc. (Japan)	19,940	26,165

National Australia Bank, Ltd. (Australia)	920	22,912

Oriental Financial Group (Puerto Rico)	234	2,569

PNC Financial Services Group, Inc.	1,933	104,787

Popular, Inc. (Puerto Rico) †	1,132	1,687

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	13,500	9,995

Republic Bancorp, Inc. Class A	68	1,442

Sberbank of Russia ADR (Russia) †	3,830	46,785

Southside Bancshares, Inc.	220	4,772

Standard Chartered PLC (United Kingdom)	466	10,181

State Street Corp.	670	26,566

COMMON STOCKS (91.5%)* cont.	Shares	Value

Banking cont.
Svenska Handelsbanken AB Class A (Sweden)	563	$14,848

Swedbank AB Class A (Sweden)	1,130	15,111

TrustCo Bank Corp.	439	2,314

U.S. Bancorp	2,756	71,436

Virginia Commerce Bancorp, Inc. †	460	3,073

Walker & Dunlop, Inc. †	151	1,918

Washington Banking Co.	179	2,017

Webster Financial Corp.	141	2,778

Wells Fargo & Co.	2,844	73,545

Westpac Banking Corp. (Australia)	1,207	26,311

		1,274,136
Beverage (1.6%)
Coca-Cola Co. (The)	1,424	95,735

Diageo PLC (United Kingdom)	1,277	27,317

Dr. Pepper Snapple Group, Inc.	2,593	94,721

Heineken Holding NV (Netherlands)	332	13,344

PepsiCo, Inc.	1,004	64,256

Synergy Co. (Russia) †	241	4,900

		300,273
Biotechnology (0.8%)
AVEO Pharmaceuticals, Inc. †	126	2,129

BioMarin Pharmaceuticals, Inc. †	94	3,254

Cubist Pharmaceuticals, Inc. † S	237	9,141

Gilead Sciences, Inc. †	3,227	128,595

Medicines Co. (The) †	141	2,666

Onyx Pharmaceuticals, Inc. †	70	3,087

RTI Biologics, Inc. †	870	3,715

United Therapeutics Corp. †	47	1,923

		154,510
Broadcasting (0.1%)
Knology, Inc. †	399	5,686

M6-Metropole Television (France)	478	7,119

Sinclair Broadcast Group, Inc. Class A	682	7,052

		19,857
Cable television (1.5%)
Comcast Corp. Class A	1,395	31,625

DIRECTV Class A †	2,689	126,974

HSN, Inc.	108	3,866

IAC/InterActiveCorp. †	2,895	121,242

Kabel Deutschland Holding AG (Germany) †	205	11,371

		295,078
Chemicals (2.9%)
Agrium, Inc. (Canada)	32	2,240

Albemarle Corp.	1,032	56,274

American Vanguard Corp.	317	4,045

Arkema (France)	22	1,603

BASF SE (Germany)	236	17,152

Cambrex Corp. †	455	3,144

CF Industries Holdings, Inc.	18	2,516

COMMON STOCKS (91.5%)* cont.	Shares	Value

Chemicals cont.
Cytec Industries, Inc.	715	$33,719

Formosa Chemicals & Fibre Corp. (Taiwan)	2,000	5,243

Georgia Gulf Corp. †	91	1,748

Incitec Pivot, Ltd. (Australia)	537	1,851

Innophos Holdings, Inc.	215	10,589

Innospec, Inc. †	117	3,400

International Flavors & Fragrances, Inc.	918	49,811

Intrepid Potash, Inc. †	46	1,065

K&S AG (Germany)	94	5,104

Koninklijke DSM NV (Netherlands)	330	16,109

Koppers Holdings, Inc.	147	4,855

Kraton Performance Polymers, Inc. †	135	2,838

LyondellBasell Industries NV Class A (Netherlands)	671	21,922

Minerals Technologies, Inc.	61	3,538

Monsanto Co.	566	41,573

Mosaic Co. (The)	34	1,794

NewMarket Corp.	15	2,968

Nitto Denko Corp. (Japan)	900	37,290

Nufarm, Ltd. (Australia) †	268	1,355

OCI Co., Ltd. (South Korea)	30	6,301

OM Group, Inc. †	209	4,755

PolyOne Corp.	436	4,691

Potash Corp. of Saskatchewan, Inc. (Canada)	95	4,117

PPG Industries, Inc.	1,120	98,280

Sasol, Ltd. (South Africa)	515	24,666

Sociedad Quimica y Minera de Chile SA ADR (Chile)	55	3,154

Syngenta AG (Switzerland) †	159	46,923

TPC Group, Inc. †	299	7,176

Vale Fertilizantes SA (Preference) (Brazil)	165	2,257

W.R. Grace & Co. †	320	13,334

Yara International ASA (Norway)	51	2,082

		551,482
Coal (0.1%)
Alpha Natural Resources, Inc. †	235	5,640

New World Resources PLC Class A (Czech Republic)	631	4,520

PT Adaro Energy Tbk (Indonesia)	32,000	6,979

Walter Energy, Inc.	30	2,151

		19,290
Commercial and consumer services (1.3%)
Advance America Cash Advance Centers, Inc.	219	1,866

Alliance Data Systems Corp. †	55	5,633

AMERCO †	15	1,170

Arbitron, Inc.	82	3,084

Bunzl PLC (United Kingdom)	961	12,576

Compass Group PLC (United Kingdom)	951	8,812

Deluxe Corp.	240	5,486

Dun & Bradstreet Corp. (The)	925	64,630

COMMON STOCKS (91.5%)* cont.	Shares	Value

Commercial and consumer services cont.
Expedia, Inc.	2,148	$59,747

EZCORP, Inc. Class A †	318	9,251

Hillenbrand, Inc.	275	6,251

Moody’s Corp.	777	26,970

Randstad Holding NV (Netherlands)	125	3,905

Swire Pacific, Ltd. (Hong Kong)	3,000	36,547

TNS, Inc. †	210	4,101

		250,029
Communications equipment (0.3%)
Cisco Systems, Inc.	1,815	33,832

Harris Corp.	627	22,321

Plantronics, Inc.	72	2,481

RF Micro Devices, Inc. †	808	5,034

Wistron NeWeb Corp. (Taiwan)	2,149	4,082

		67,750
Components (—%)
Coherent, Inc. †	29	1,473

		1,473
Computers (4.4%)
Actuate Corp. †	1,325	8,745

Anixter International, Inc. †	55	3,378

Apple, Inc. †	1,301	497,241

Aspen Technology, Inc. †	119	2,124

Dell, Inc. †	5,710	89,990

Fujitsu, Ltd. (Japan)	7,000	37,287

Hewlett-Packard Co.	3,300	92,234

Ixia †	389	4,279

Lenovo Group, Ltd. (China)	12,000	8,600

Lexmark International, Inc. Class A	82	2,744

Magma Design Automation, Inc. †	502	2,871

Monotype Imaging Holdings, Inc. †	272	4,034

Silicon Graphics International Corp. †	132	1,969

STEC, Inc. †	281	2,563

SuccessFactors, Inc. †	56	1,434

Synchronoss Technologies, Inc. †	107	3,198

Teradata Corp. †	607	32,918

Verint Systems, Inc. †	141	3,989

Western Digital Corp. †	1,241	36,076

		835,674
Conglomerates (1.2%)
3M Co.	191	15,479

General Electric Co.	8,238	131,066

Marubeni Corp. (Japan)	1,000	6,172

Siemens AG (Germany)	159	16,046

SPX Corp.	1,018	64,541

		233,304
Construction (0.4%)
Asia Cement Corp. (Taiwan)	6,000	6,638

BBMG Corp. (China)	10,500	8,058

COMMON STOCKS (91.5%)* cont.	Shares	Value

Construction cont.
China National Building Material Co., Ltd. (China)	12,000	$14,563

China National Materials Co., Ltd. (China)	27,000	10,924

China Shanshui Cement Group, Ltd. (China)	13,000	9,584

Fletcher Building, Ltd. (New Zealand)	2,000	9,447

Siam Cement PCL NVDR (Thailand)	1,000	10,358

		69,572
Consumer (0.7%)
Christian Dior SA (France)	56	7,252

Helen of Troy, Ltd. (Bermuda) †	52	1,553

Kimberly-Clark Corp.	1,790	127,931

Signet Jewelers, Ltd. (Bermuda)	79	3,498

		140,234
Consumer finance (0.5%)
African Bank Investments, Ltd. (South Africa)	2,495	10,714

American Express Co.	1,017	48,857

Cardtronics, Inc. †	159	4,322

DFC Global Corp. †	146	2,650

LIC Housing Finance, Ltd. (India)	3,305	14,405

Nelnet, Inc. Class A	175	4,009

Portfolio Recovery Associates, Inc. †	76	5,272

World Acceptance Corp. †	55	3,774

		94,003
Consumer goods (1.4%)
American Greetings Corp. Class A	155	2,633

Elizabeth Arden, Inc. †	275	10,395

Energizer Holdings, Inc. †	565	40,838

Kao Corp. (Japan)	700	18,490

Prestige Brands Holdings, Inc. †	524	5,177

Procter & Gamble Co. (The)	2,308	149,027

Reckitt Benckiser Group PLC (United Kingdom)	275	13,910

Unilever NV (Netherlands)	863	29,388

		269,858
Consumer services (—%)
Avis Budget Group, Inc. †	533	6,289

Shutterfly, Inc. †	28	758

		7,047
Distribution (0.6%)
Beacon Roofing Supply, Inc. †	283	5,527

Core-Mark Holding Co., Inc. †	56	2,159

Genuine Parts Co.	1,407	82,310

MWI Veterinary Supply, Inc. †	53	3,663

Spartan Stores, Inc.	148	2,668

Toyota Tsusho Corp. (Japan)	1,100	18,498

		114,825
Electric utilities (2.8%)
AES Corp. (The) †	4,912	59,337

Alliant Energy Corp.	709	29,927

Ameren Corp.	676	22,856

American Electric Power Co., Inc.	813	32,260

Chubu Electric Power, Inc. (Japan)	300	5,628

COMMON STOCKS (91.5%)* cont.	Shares	Value

Electric utilities cont.
CMS Energy Corp.	1,342	$28,075

Enel SpA (Italy)	3,812	16,192

Energias de Portugal (EDP) SA (Portugal)	9,746	31,241

Entergy Corp.	605	42,568

Exelon Corp.	2,587	114,630

Public Power Corp. SA (Greece)	401	2,262

Red Electrica Corp. SA (Spain)	890	39,138

RWE AG (Germany)	215	8,919

TECO Energy, Inc.	4,239	79,608

Westar Energy, Inc.	977	26,985

		539,626
Electrical equipment (1.5%)
ABB, Ltd. (Switzerland) †	2,333	44,237

Emerson Electric Co.	2,441	127,542

Harbin Electric Co., Ltd. (China)	6,000	5,974

Hitachi, Ltd. (Japan)	9,000	50,447

Mitsubishi Electric Corp. (Japan)	5,000	47,768

Newport Corp. †	107	1,394

Powell Industries, Inc. †	71	2,153

		279,515
Electronics (2.8%)
Acacia Research — Acacia Technologies (Tracking Stock) †	164	5,710

Cavium, Inc. †	43	1,404

Ceva, Inc. †	114	3,284

Cirrus Logic, Inc. †	188	3,063

EnerSys †	197	4,738

Entropic Communications, Inc. †	701	3,491

Fairchild Semiconductor International, Inc. †	184	2,383

FEI Co. †	222	8,960

GT Advanced Technologies, Inc. †	108	834

Hollysys Automation Technologies, Ltd. (China) † S	1,079	9,549

Hon Hai Precision Industry Co., Ltd. (Taiwan)	7,200	19,545

Honeywell International, Inc.	2,759	149,400

Infineon Technologies AG (Germany)	1,860	15,373

Integrated Silicon Solutions, Inc. †	114	1,064

Intel Corp.	2,426	60,432

KEMET Corp. †	209	1,731

L-3 Communications Holdings, Inc.	1,232	81,682

Omnivision Technologies, Inc. †	140	1,511

QLogic Corp. †	4,318	64,425

Samsung Electronics Co., Ltd. (South Korea)	75	68,090

Skyworth Digital Holdings, Ltd. (China)	24,000	9,736

Tripod Technology Corp. (Taiwan)	2,440	5,586

TTM Technologies, Inc. †	580	6,386

Unimicron Technology Corp. (Taiwan)	8,000	8,804

		537,181

COMMON STOCKS (91.5%)* cont.	Shares	Value

Energy (oil field) (2.2%)
Cameron International Corp. †	2,430	$131,196

Compagnie Generale de Geophysique-Veritas (France) †	986	22,815

Eurasia Drilling Co., Ltd. GDR (Russia)	366	9,596

Halliburton Co.	1,568	57,702

Helix Energy Solutions Group, Inc. †	485	8,604

Key Energy Services, Inc. †	565	8,532

Newpark Resources, Inc. †	485	4,346

Oceaneering International, Inc.	2,696	128,222

Petrofac, Ltd. (United Kingdom)	602	13,770

RPC, Inc.	194	3,787

Schlumberger, Ltd.	431	32,467

Superior Energy Services †	108	3,209

		424,246
Energy (other) (—%)
Covanta Holding Corp.	376	5,614

		5,614
Engineering and construction (0.5%)
Daelim Industrial Co., Ltd. (South Korea)	155	13,698

Fluor Corp.	724	39,690

KEPCO Engineering & Construction Co., Inc. (South Korea)	124	9,700

KEPCO Plant Service & Engineering Co., Ltd. (South Korea)	200	6,475

Samsung Engineering Co., Ltd. (South Korea)	35	7,268

SembCorp Industries, Ltd. (Singapore)	5,000	16,827

Singapore Technologies Engineering, Ltd. (Singapore)	2,000	4,218

		97,876
Entertainment (0.4%)
Audiovox Corp. Class A †	689	4,988

Harman International Industries, Inc.	1,000	41,300

Sony Corp. (Japan)	1,600	28,825

Town Sports International Holdings, Inc. †	322	2,341

		77,454
Environmental (—%)
Duoyuan Global Water, Inc. ADR (China) † F S	482	1,870

Tetra Tech, Inc. †	203	4,545

		6,415
Financial (0.9%)
3i Group PLC (United Kingdom)	2,299	6,895

Assurant, Inc.	1,294	50,777

Broadridge Financial Solutions, Inc.	878	19,816

KB Financial Group, Inc. (South Korea)	610	21,227

MarketAxess Holdings, Inc.	36	1,042

Nasdaq OMX Group, Inc. (The) †	1,909	50,111

ORIX Corp. (Japan)	160	13,475

Yuanta Financial Holding Co., Ltd. (Taiwan)	13,467	6,754

		170,097
Food (0.7%)
Associated British Foods PLC (United Kingdom)	302	5,278

BRF — Brasil Foods SA ADR (Brazil)	89	1,793

Bunge, Ltd.	36	2,250

Chaoda Modern Agriculture Holdings, Ltd. (China) F	2,000	283

COMMON STOCKS (91.5%)* cont.	Shares	Value

Food cont.
Chiquita Brands International, Inc. †	31	$258

Corn Products International, Inc.	37	1,924

Glanbia PLC (Ireland)	112	700

IOI Corp. Bhd (Malaysia)	1,000	1,607

Kerry Group PLC Class A (Ireland)	376	14,076

Kuala Lumpur Kepong Bhd (Malaysia)	200	1,396

Maple Leaf Foods, Inc. (Canada)	72	777

Nestle SA (Switzerland)	975	54,700

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Indonesia)	3,500	939

Smithfield Foods, Inc. †	40	980

Tate & Lyle PLC (United Kingdom)	127	1,342

Tesco PLC (United Kingdom)	1,082	6,905

Tyson Foods, Inc. Class A	71	1,430

Unilever PLC (United Kingdom)	186	6,253

Yamazaki Baking Co., Inc. (Japan)	2,000	26,590

Zhongpin, Inc. (China) †	1,240	11,681

		141,162
Forest products and packaging (0.7%)
Boise, Inc.	300	1,791

Domtar Corp. (Canada)	347	27,250

KapStone Paper and Packaging Corp. †	407	6,748

MeadWestvaco Corp.	1,918	57,252

Sealed Air Corp.	1,191	20,985

Weyerhaeuser Co. R	1,766	29,651

		143,677
Gaming and lottery (0.1%)
Ameristar Casinos, Inc.	200	3,500

OPAP SA (Greece)	989	8,758

		12,258
Health-care services (3.2%)
Aetna, Inc.	1,533	64,110

Air Methods Corp. †	28	2,260

Amedisys, Inc. †	45	534

AMERIGROUP Corp. †	122	6,975

AmerisourceBergen Corp.	1,855	68,913

AmSurg Corp. †	125	3,260

Cardinal Health, Inc.	1,303	55,325

Centene Corp. †	143	5,536

Computer Programs & Systems, Inc.	30	1,362

Gentiva Health Services, Inc. †	91	530

Humana, Inc.	684	60,657

ISTA Pharmaceuticals, Inc. †	1,266	4,748

Kindred Healthcare, Inc. †	382	4,737

Laboratory Corp. of America Holdings †	680	58,290

Lincare Holdings, Inc.	106	2,512

Magellan Health Services, Inc. †	118	5,978

Medco Health Solutions, Inc. †	1,812	102,686

Metropolitan Health Networks, Inc. †	473	3,425

COMMON STOCKS (91.5%)* cont.	Shares	Value

Health-care services cont.
Molina Healthcare, Inc. †	203	$4,436

Omnicare, Inc.	279	9,098

Spectrum Pharmaceuticals, Inc. †	264	3,656

Suzuken Co., Ltd. (Japan)	400	10,359

SXC Health Solutions Corp. (Canada) †	100	5,882

UnitedHealth Group, Inc.	2,429	118,462

WellCare Health Plans, Inc. †	82	4,793

		608,524
Household furniture and appliances (0.1%)
Conn’s, Inc. †	381	4,298

La-Z-Boy, Inc. †	422	4,178

Select Comfort Corp. †	130	2,409

		10,885
Insurance (3.0%)
Aflac, Inc.	1,148	49,869

AIA Group, Ltd. (Hong Kong)	4,800	15,092

Allianz SE (Germany)	116	12,019

Allied World Assurance Co. Holdings AG	1,034	61,513

American Equity Investment Life Holding Co.	475	5,254

American Financial Group, Inc.	181	6,516

American Safety Insurance Holdings, Ltd. †	230	5,060

Arch Capital Group, Ltd. †	552	20,849

Aspen Insurance Holdings, Ltd.	143	3,792

Assured Guaranty, Ltd. (Bermuda)	1,182	11,465

Aviva PLC (United Kingdom)	5,865	28,908

Berkshire Hathaway, Inc. Class B †	1,088	85,691

Chubb Corp. (The)	588	39,655

CNO Financial Group, Inc. †	648	4,095

Endurance Specialty Holdings, Ltd. (Bermuda)	984	35,591

Hartford Financial Services Group, Inc. (The)	3,088	54,843

Maiden Holdings, Ltd. (Bermuda)	308	2,680

Protective Life Corp.	143	3,173

RenaissanceRe Holdings, Ltd.	398	29,229

Swiss Life Holding AG (Switzerland) †	196	20,546

Symetra Financial Corp.	317	2,992

Tokio Marine Holdings, Inc. (Japan)	1,400	33,975

Transatlantic Holdings, Inc.	50	2,732

Travelers Cos., Inc. (The)	509	28,631

		564,170
Investment banking/Brokerage (1.1%)
Affiliated Managers Group †	556	52,581

Deutsche Bank AG (Germany)	497	19,233

E*Trade Financial Corp. †	219	2,010

Goldman Sachs Group, Inc. (The)	436	41,795

Interactive Brokers Group, Inc. Class A	367	5,457

Israel Corp., Ltd. (The) (Israel)	32	21,171

Kinnevik Investment AB Class B (Sweden)	967	19,613

COMMON STOCKS (91.5%)* cont.	Shares	Value

Investment banking/Brokerage cont.
Morgan Stanley	3,249	$48,053

National Financial Partners Corp. †	152	2,098

		212,011
Leisure (—%)
Brunswick Corp.	234	4,357

		4,357
Lodging/Tourism (0.2%)
FelCor Lodging Trust, Inc. † R	2,020	5,313

Genting Bhd (Malaysia)	4,500	15,808

Home Inns & Hotels Management, Inc. ADR (China) † S	354	10,995

		32,116
Machinery (0.6%)
AGCO Corp. †	78	3,569

Applied Industrial Technologies, Inc.	249	8,598

Cascade Corp.	128	5,569

Chart Industries, Inc. †	144	8,764

CNH Global NV (Netherlands) †	59	2,343

Deere & Co.	46	3,646

DXP Enterprises, Inc. †	141	4,265

Franklin Electric Co., Inc.	98	4,613

Fuji Electric Co., Ltd. (Japan)	6,000	17,854

Lindsay Corp.	29	1,638

NACCO Industries, Inc. Class A	20	1,587

Regal-Beloit Corp.	919	48,395

Sauer-Danfoss, Inc. †	82	3,082

Zebra Technologies Corp. Class A †	103	3,900

		117,823
Manufacturing (1.5%)
AZZ, Inc.	50	2,118

Dover Corp.	1,889	103,838

Generac Holdings, Inc. †	127	3,184

LSB Industries, Inc. †	138	4,315

Parker Hannifin Corp.	1,440	119,203

Polypore International, Inc. †	117	5,739

SKF AB Class B (Sweden)	1,515	32,372

Thomas & Betts Corp. †	310	16,123

TriMas Corp. †	352	7,184

		294,076
Media (1.0%)
Interpublic Group of Companies, Inc. (The)	5,505	51,637

Media Nusantara Citra Tbk PT (Indonesia)	65,500	8,266

News Corp. Class A	2,324	40,531

Viacom, Inc. Class B	1,626	72,780

Walt Disney Co. (The)	662	23,733

		196,947
Medical technology (1.2%)
ABIOMED, Inc. †	214	4,310

Coloplast A/S Class B (Denmark)	85	13,021

Conmed Corp. †	258	6,783

Covidien PLC (Ireland)	575	26,191

COMMON STOCKS (91.5%)* cont.	Shares	Value

Medical technology cont.
Fresenius SE (Germany)	267	$25,677

Greatbatch, Inc. †	128	2,831

Kensey Nash Corp. †	123	3,124

OraSure Technologies, Inc. †	1,165	11,068

Sirona Dental Systems, Inc. †	55	2,444

SonoSite, Inc. †	96	3,974

STAAR Surgical Co. †	302	2,969

Synthes, Inc. (Switzerland)	98	16,215

Thoratec Corp. †	76	2,312

Waters Corp. † S	1,256	100,480

Zeltiq Aesthetics, Inc. †	50	715

		222,114
Metals (1.7%)
BHP Billiton, Ltd. (Australia)	910	33,909

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	3,135	124,146

Gold Fields, Ltd. (South Africa)	519	8,732

Hecla Mining Co.	321	1,987

Horsehead Holding Corp. †	266	2,471

L.B. Foster Co. Class A	54	1,551

Rio Tinto PLC (United Kingdom)	725	38,403

Rio Tinto, Ltd. (Australia)	622	41,596

Sterlite Industries (India), Ltd. (India)	2,086	4,103

Sterlite Industries (India), Ltd. ADR (India)	632	5,094

Vale SA ADR (Brazil)	935	21,739

Vale SA ADR (Preference) (Brazil)	779	17,037

voestalpine AG (Austria)	550	16,041

		316,809
Natural gas utilities (0.1%)
Toho Gas Co., Ltd. (Japan)	2,000	11,796

		11,796
Office equipment and supplies (0.2%)
Canon, Inc. (Japan)	600	27,162

Societe BIC SA (France)	177	15,711

		42,873
Oil and gas (8.0%)
BG Group PLC (United Kingdom)	1,211	26,005

BP PLC (United Kingdom)	2,985	21,718

Caltex Australia, Ltd. (Australia)	1,396	18,814

Chevron Corp.	1,526	156,903

Clayton Williams Energy, Inc. †	53	3,920

CNOOC, Ltd. (China)	6,000	11,572

ConocoPhillips	1,862	132,798

Contango Oil & Gas Co. †	64	4,032

CVR Energy, Inc. †	236	4,295

Energy Partners, Ltd. †	254	3,510

ENI SpA (Italy)	1,393	29,519

Exxon Mobil Corp.	5,421	436,065

Gazprom OAO ADR (Russia)	3,765	43,621

HollyFrontier Corp.	1,670	38,828

COMMON STOCKS (91.5%)* cont.	Shares	Value

Oil and gas cont.
Lukoil OAO ADR (Russia)	562	$31,708

Marathon Oil Corp.	2,078	58,101

Marathon Petroleum Corp.	1,039	34,692

Murphy Oil Corp.	1,651	92,324

Occidental Petroleum Corp.	227	22,450

OGX Petroleo e Gas Participacoes SA (Brazil) †	2,832	21,862

Pacific Rubiales Energy Corp. (Colombia)	483	10,330

Petroleo Brasileiro SA ADR (Preference) (Brazil)	753	18,878

Petroleo Brasileiro SA ADR (Brazil)	534	14,413

Petroquest Energy, Inc. †	151	1,037

Rosetta Resources, Inc. †	316	17,171

Royal Dutch Shell PLC Class B (United Kingdom)	986	35,542

Statoil ASA (Norway)	1,275	32,989

Stone Energy Corp. †	443	12,532

Swift Energy Co. †	209	6,143

Tesoro Corp. †	1,624	38,797

Total SA (France)	358	18,492

Unit Corp. †	82	4,151

Vaalco Energy, Inc. †	422	2,659

Valero Energy Corp.	5,492	122,307

W&T Offshore, Inc.	209	4,184

Western Refining, Inc. †	198	2,354

		1,534,716
Pharmaceuticals (5.0%)
Abbott Laboratories	711	38,785

Allergan, Inc.	1,505	125,999

AstraZeneca PLC (United Kingdom)	785	36,380

Bayer AG (Germany)	77	5,058

Depomed, Inc. †	332	1,617

Elan Corp. PLC ADR (Ireland) †	607	6,568

Eli Lilly & Co.	2,426	91,824

Endo Pharmaceuticals Holdings, Inc. †	231	7,907

Forest Laboratories, Inc. †	3,012	90,240

GlaxoSmithKline PLC (United Kingdom)	2,611	57,892

Hi-Tech Pharmacal Co., Inc. †	117	4,858

Impax Laboratories, Inc. †	257	5,176

Jazz Pharmaceuticals, Inc. †	416	16,482

Johnson & Johnson	2,152	139,277

Medicis Pharmaceutical Corp. Class A	105	3,428

Merck & Co., Inc.	1,975	70,606

Novartis AG (Switzerland)	600	32,395

Orion Oyj Class B (Finland)	470	9,549

Par Pharmaceutical Cos., Inc. †	370	11,992

Pernix Therapeutics Holdings †	224	1,792

Pfizer, Inc.	5,740	115,202

Questcor Pharmaceuticals, Inc. †	87	3,911

Roche Holding AG (Switzerland)	89	14,164

COMMON STOCKS (91.5%)* cont.	Shares	Value

Pharmaceuticals cont.
Salix Pharmaceuticals, Ltd. †	73	$3,222

Sanofi (France)	662	46,335

ViroPharma, Inc. †	512	12,293

Watson Pharmaceuticals, Inc. †	68	4,394

		957,346
Power producers (0.2%)
China WindPower Group, Ltd. (China) †	150,000	6,568

NRG Energy, Inc. †	1,448	28,497

		35,065
Publishing (0.2%)
R. R. Donnelley & Sons Co.	2,264	34,005

		34,005
Railroads (0.3%)
Central Japan Railway Co. (Japan)	5	40,122

Genesee & Wyoming, Inc. Class A †	173	10,565

		50,687
Real estate (2.4%)
Agree Realty Corp. R	140	3,415

American Capital Agency Corp. R	101	2,898

Annaly Capital Management, Inc. R	3,337	53,626

Anworth Mortgage Asset Corp. R	378	2,393

Arlington Asset Investment Corp. Class A	97	1,934

Ashford Hospitality Trust, Inc. R	369	2,937

AvalonBay Communities, Inc. R	175	21,849

C C Land Holdings, Ltd. (China)	33,000	7,226

CBL & Associates Properties, Inc. R	369	5,273

Cheung Kong Holdings, Ltd. (Hong Kong)	1,000	11,436

China Overseas Land & Investment, Ltd. (China)	4,000	7,052

CommonWealth REIT R	1,049	17,560

CubeSmart R	237	2,363

Education Realty Trust, Inc. R	438	4,082

Equity Residential Trust R	375	20,696

Extra Space Storage, Inc. R	119	2,868

First Industrial Realty Trust † R	253	2,404

Glimcher Realty Trust R	531	4,620

Guangzhou R&F Properties Co., Ltd. (China)	10,400	8,515

Hang Lung Group, Ltd. (Hong Kong)	4,000	21,394

Invesco Mortgage Capital, Inc. R	140	2,208

Lexington Realty Trust R	524	3,972

LSR Group OJSC GDR (Russia)	1,121	4,844

LTC Properties, Inc. R	202	5,808

MFA Financial, Inc. R	321	2,208

Mission West Properties R	269	2,063

National Health Investors, Inc. R	217	9,181

Newcastle Investment Corp. R	722	3,213

Omega Healthcare Investors, Inc. R	149	2,672

PDG Realty SA Empreendimentos e Participacoes (Brazil)	6,461	24,010

PS Business Parks, Inc. R	98	5,165

Rayonier, Inc. R	2,424	98,511

COMMON STOCKS (91.5%)* cont.	Shares	Value

Real estate cont.
Rossi Residencial SA (Brazil)	2,903	$16,005

Saul Centers, Inc. R	74	2,583

Simon Property Group, Inc. R	324	40,286

Starwood Property Trust, Inc. R	109	1,945

Universal Health Realty Income Trust R	48	1,772

Urstadt Biddle Properties, Inc. Class A R	151	2,547

Westfield Retail Trust (Australia) R	6,501	17,360

Wheelock and Co., Ltd. (Hong Kong)	2,000	5,332

		456,226
Regional Bells (0.6%)
AT&T, Inc.	3,693	107,023

Cincinnati Bell, Inc. †	2,481	7,294

		114,317
Restaurants (0.5%)
AFC Enterprises †	804	12,623

Brinker International, Inc.	296	7,128

CEC Entertainment, Inc.	37	1,246

DineEquity, Inc. †	134	6,309

Domino’s Pizza, Inc. †	236	7,774

McDonald’s Corp.	515	49,193

Papa John’s International, Inc. †	173	6,557

		90,830
Retail (6.9%)
Advance Auto Parts, Inc.	923	63,890

Aeropostale, Inc. †	53	822

ANN, Inc. †	238	5,583

Ascena Retail Group, Inc. †	156	4,293

Big Lots, Inc. †	203	8,142

BR Malls Participacoes SA (Brazil)	2,285	23,136

Cash America International, Inc.	73	3,629

Cato Corp. (The) Class A	76	1,945

Coach, Inc.	1,272	79,614

Costco Wholesale Corp.	352	30,026

CVS Caremark Corp.	2,032	78,923

Dillards, Inc. Class A	76	3,572

DSW, Inc. Class A	263	11,835

Elders, Ltd. (Australia) †	1,605	366

Express, Inc.	124	2,814

Finish Line, Inc. (The) Class A	376	7,926

Foot Locker, Inc.	2,738	64,589

GameStop Corp. Class A † S	2,218	51,280

Genesco, Inc. †	83	4,901

GNC Holdings, Inc. Class A †	267	7,281

Gordmans Stores, Inc. †	68	874

Hyundai Department Store Co., Ltd. (South Korea)	41	6,014

Iconix Brand Group, Inc. †	156	2,693

Industria de Diseno Textil (Inditex) SA (Spain)	234	19,871

Jos. A. Bank Clothiers, Inc. †	78	3,844

COMMON STOCKS (91.5%)* cont.	Shares	Value

Retail cont.
Kingfisher PLC (United Kingdom)	3,321	$13,391

Koninklijke Ahold NV (Netherlands)	2,984	37,988

Kroger Co. (The)	2,437	56,490

Lewis Group, Ltd. (South Africa)	568	5,521

Limited Brands, Inc.	1,679	71,072

Men’s Wearhouse, Inc. (The)	99	2,755

Next PLC (United Kingdom)	708	29,931

Omega Protein Corp. †	187	1,576

PCD Stores Group, Ltd. (China)	48,000	7,939

PVH Corp.	44	2,987

Rent-A-Center, Inc.	87	3,128

Safeway, Inc.	4,576	91,520

Sally Beauty Holdings, Inc. †	197	3,960

Sonic Automotive, Inc. Class A	903	13,337

Steven Madden, Ltd. †	306	10,912

TJX Cos., Inc. (The)	2,034	125,498

USANA Health Sciences, Inc. †	69	2,356

Wal-Mart Stores, Inc.	3,881	228,591

Walgreen Co.	1,795	60,527

Williams-Sonoma, Inc.	1,454	54,918

		1,312,260
Schools (—%)
Career Education Corp. †	117	826

Lincoln Educational Services Corp.	109	801

New Oriental Education & Technology Group ADR (China) †	210	5,300

		6,927
Semiconductor (1.5%)
Applied Materials, Inc.	9,669	104,232

Cypress Semiconductor Corp. †	363	6,922

Entegris, Inc. †	576	4,856

LTX-Credence Corp. †	222	1,352

Nanometrics, Inc. †	132	2,174

Nova Measuring Instruments, Ltd. (Israel) †	400	2,584

Novellus Systems, Inc. †	1,223	42,340

Photronics, Inc. †	676	3,914

Qualcomm, Inc.	613	33,592

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3,000	7,555

Teradyne, Inc. †	5,256	70,746

		280,267
Shipping (0.2%)
Samsung Heavy Industries Co., Ltd. (South Korea)	300	8,418

Swift Transportation Co. †	679	5,785

Wabtec Corp.	55	3,754

Yangzijiang Shipbuilding Holdings, Ltd. (China)	34,000	24,589

		42,546
Software (2.3%)
CA, Inc.	2,044	43,333

Concur Technologies, Inc. †	59	2,787

Manhattan Associates, Inc. †	89	4,017

COMMON STOCKS (91.5%)* cont.	Shares	Value

Software cont.
Microsoft Corp.	11,430	$292,379

MicroStrategy, Inc. †	39	4,802

Oracle Corp.	2,206	69,158

SAP AG (Germany)	108	6,443

TeleCommunication Systems, Inc. Class A †	647	1,740

Tencent Holdings, Ltd. (China)	800	15,626

TIBCO Software, Inc. †	257	7,042

Ultimate Software Group, Inc. †	37	2,454

		449,781
Technology (0.3%)
Amkor Technologies, Inc. † S	276	1,225

CACI International, Inc. Class A †	49	2,763

Tech Data Corp. †	922	45,390

		49,378
Technology services (2.9%)
Accenture PLC Class A	1,802	104,390

Acxiom Corp. †	292	3,632

Computershare, Ltd. (Australia)	641	5,401

DST Systems, Inc.	54	2,567

Fair Isaac Corp.	237	8,620

Google, Inc. Class A †	340	203,793

IBM Corp.	1,109	208,492

Infospace, Inc. †	175	1,687

NIC, Inc.	189	2,457

PC-Tel, Inc.	351	2,453

Perfect World Co., Ltd. ADR (China) †	766	8,005

Unisys Corp. †	61	1,473

		552,970
Telecommunications (1.8%)
8x8, Inc. †	302	1,111

ADTRAN, Inc.	200	6,606

Allot Communications, Ltd. (Israel) †	272	4,586

American Tower Corp. Class A †	1,158	68,322

Aruba Networks, Inc. †	108	2,279

Bharti Airtel, Ltd. (India)	934	6,969

BroadSoft, Inc. †	66	2,315

BT Group PLC (United Kingdom)	13,256	39,724

China Mobile, Ltd. (China)	2,000	19,715

Chorus, Ltd. (New Zealand)	2,678	6,868

EchoStar Corp. Class A †	667	14,661

Empresa Nacional de Telecomunicaciones SA (ENTEL) (Chile)	401	8,008

France Telecom SA (France)	1,221	21,088

GeoEye, Inc. †	92	1,747

InterDigital, Inc.	37	1,627

Loral Space & Communications, Inc. †	73	4,537

Lumos Networks Corp. †	105	1,536

MetroPCS Communications, Inc. †	1,111	9,310

NeuStar, Inc. Class A †	177	5,972

COMMON STOCKS (91.5%)* cont.	Shares	Value

Telecommunications cont.
NII Holdings, Inc. †	2,531	$58,238

Premiere Global Services, Inc. †	249	2,059

Tele2 AB Class B (Sweden)	616	12,245

Telecom Corp. of New Zealand, Ltd. (New Zealand)	13,390	21,365

USA Mobility, Inc.	211	2,958

Vodafone Group PLC (United Kingdom)	8,226	22,331

		346,177
Telephone (1.2%)
Deutsche Telekom AG (Germany)	1,063	13,778

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	600	29,570

Verizon Communications, Inc.	4,782	180,425

		223,773
Textiles (0.8%)
Burberry Group PLC (United Kingdom)	1,683	33,759

Cia Hering (Brazil)	357	7,561

Maidenform Brands, Inc. †	182	3,356

Perry Ellis International, Inc. †	221	3,160

VF Corp.	657	91,119

Warnaco Group, Inc. (The) †	135	6,843

		145,798
Tire and rubber (—%)
Apollo Tyres, Ltd. (India)	6,742	8,667

		8,667
Tobacco (1.5%)
Japan Tobacco, Inc. (Japan)	6	28,614

Lorillard, Inc.	515	57,484

Philip Morris International, Inc.	2,696	205,543

		291,641
Toys (—%)
Leapfrog Enterprises, Inc. †	1,647	8,960

		8,960
Transportation services (—%)
ComfortDelgro Corp., Ltd. (Singapore)	8,000	8,891

		8,891
Trucks and parts (0.4%)
Aisin Seiki Co., Ltd. (Japan)	500	15,065

American Axle & Manufacturing Holdings, Inc. †	190	1,666

Autoliv, Inc. (Sweden)	556	29,624

Douglas Dynamics, Inc.	167	2,589

Hyundai Mobis (South Korea)	56	15,500

Meritor, Inc. †	116	690

Standard Motor Products, Inc.	222	4,336

		69,470

Total common stocks (cost $15,047,833)		$17,491,337

INVESTMENT COMPANIES (5.4%)*	Shares	Value

Financial Select Sector SPDR Fund S	6,630	$84,930

Gladstone Investment Corp.	314	2,364

iShares Russell 2000 Growth Index Fund	258	21,853

INVESTMENT COMPANIES (5.4%)* cont.	Shares	Value

SPDR S&P 500 ETF Trust	6,809	$851,874

SPDR S&P Midcap 400 ETF Trust	494	79,539

Total investment companies (cost $933,694)		$1,040,560

SHORT-TERM INVESTMENTS (4.7%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	258,925	$258,925

Putnam Money Market Liquidity Fund 0.10% [e]	321,139	321,139

U.S. Treasury Bills with effective yields ranging from
0.087% to 0.109%, February 9, 2012 #	$312,000	311,937

Total short-term investments (cost $892,001)		$892,001

TOTAL INVESTMENTS

Total investments (cost $16,873,528)		$19,423,898

Key to holding’s abbreviations
ADR	American Depository Receipts
ETF	Exchange Traded Fund
GDR	Global Depository Receipts
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
SDR	Swedish Depository Receipts
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2011 through November 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $19,110,686.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $54,945 to cover certain derivatives contracts.

ADR, SDR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	78.4%	South Korea	1.0%

Japan	3.1	Indonesia	0.8

United Kingdom	3.0	Russia	0.7

China	1.7	Netherlands	0.7

Brazil	1.3	Sweden	0.6

Switzerland	1.2	Hong Kong	0.5

Australia	1.2	Other	3.6

France	1.1	Total	100.0%

Germany	1.1

FORWARD CURRENCY CONTRACTS at 11/30/11 (aggregate face value $14,609,771) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	12/21/11	$132,298	$132,940	$642

	Brazilian Real	Sell	12/21/11	36,728	37,962	1,234

	British Pound	Sell	12/21/11	397,273	403,411	6,138

	Canadian Dollar	Sell	12/21/11	309,808	311,177	1,369

	Chilean Peso	Sell	12/21/11	21,962	22,532	570

	Czech Koruna	Buy	12/21/11	17,883	18,448	(565)

	Euro	Buy	12/21/11	172,687	175,456	(2,769)

	Hungarian Forint	Buy	12/21/11	22,858	23,138	(280)

	Japanese Yen	Buy	12/21/11	83,692	83,205	487

	Mexican Peso	Sell	12/21/11	4,645	4,688	43

	Norwegian Krone	Buy	12/21/11	108,154	111,151	(2,997)

	Russian Ruble	Buy	12/21/11	3,701	3,691	10

	Singapore Dollar	Buy	12/21/11	5,777	5,818	(41)

	South African Rand	Buy	12/21/11	13,233	13,710	(477)

	South Korean Won	Sell	12/21/11	17,069	17,437	368

	Swedish Krona	Buy	12/21/11	72,734	74,823	(2,089)

	Swiss Franc	Buy	12/21/11	6,027	6,255	(228)

	Taiwan Dollar	Buy	12/21/11	19,164	19,290	(126)

	Turkish Lira	Buy	12/21/11	5,228	5,395	(167)

Barclays Bank PLC

	Australian Dollar	Buy	12/21/11	43,622	44,603	(981)

	Brazilian Real	Sell	12/21/11	9,801	10,111	310

	British Pound	Buy	12/21/11	101,084	103,544	(2,460)

	Canadian Dollar	Buy	12/21/11	49,005	49,187	(182)

	Chilean Peso	Sell	12/21/11	15,055	15,434	379

	Czech Koruna	Sell	12/21/11	9,884	10,187	303

	Euro	Buy	12/21/11	385,152	391,685	(6,533)

	Hungarian Forint	Sell	12/21/11	7,704	7,809	105

	Indian Rupee	Buy	12/21/11	7,596	7,183	413

	Japanese Yen	Sell	12/21/11	202,477	201,303	(1,174)

FORWARD CURRENCY CONTRACTS at 11/30/11 (aggregate face value $14,609,771) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Malaysian Ringgit	Sell	12/21/11	$8,737	$8,870	$133

	Mexican Peso	Buy	12/21/11	1,665	1,673	(8)

	New Zealand Dollar	Sell	12/21/11	3,270	3,321	51

	Norwegian Krone	Sell	12/21/11	125,427	128,640	3,213

	Polish Zloty	Sell	12/21/11	6,513	6,851	338

	Russian Ruble	Buy	12/21/11	3,701	3,693	8

	Singapore Dollar	Sell	12/21/11	26,386	26,587	201

	South Korean Won	Buy	12/21/11	8,488	8,925	(437)

	Swedish Krona	Sell	12/21/11	111,092	114,355	3,263

	Swiss Franc	Sell	12/21/11	40,215	41,636	1,421

	Taiwan Dollar	Sell	12/21/11	17,033	17,110	77

	Thai Baht	Buy	12/21/11	673	680	(7)

	Turkish Lira	Buy	12/21/11	10,838	11,597	(759)

Citibank, N.A.

	Australian Dollar	Sell	12/21/11	100,555	100,570	15

	Brazilian Real	Buy	12/21/11	40,582	41,830	(1,248)

	British Pound	Buy	12/21/11	165,439	167,896	(2,457)

	Canadian Dollar	Buy	12/21/11	3,920	3,936	(16)

	Chilean Peso	Buy	12/21/11	47,220	48,403	(1,183)

	Czech Koruna	Sell	12/21/11	6,146	6,349	203

	Danish Krone	Sell	12/21/11	4,933	5,075	142

	Euro	Buy	12/21/11	78,482	80,041	(1,559)

	Hong Kong Dollar	Sell	12/21/11	108,426	108,435	9

	Hungarian Forint	Buy	12/21/11	7,251	7,484	(233)

	Japanese Yen	Sell	12/21/11	217,410	216,088	(1,322)

	Mexican Peso	Buy	12/21/11	24,421	24,637	(216)

	New Zealand Dollar	Sell	12/21/11	1,401	1,424	23

	Norwegian Krone	Sell	12/21/11	35,965	36,963	998

	Polish Zloty	Sell	12/21/11	17,606	18,450	844

	Singapore Dollar	Sell	12/21/11	11,476	11,567	91

	South African Rand	Sell	12/21/11	45,405	47,246	1,841

	South Korean Won	Sell	12/21/11	10,703	10,940	237

	Swedish Krona	Buy	12/21/11	44,950	46,269	(1,319)

	Swiss Franc	Buy	12/21/11	272,299	282,464	(10,165)

	Taiwan Dollar	Sell	12/21/11	13,781	13,941	160

	Turkish Lira	Sell	12/21/11	11,927	12,317	390

Credit Suisse AG

	Australian Dollar	Buy	12/21/11	24,575	25,176	(601)

	Brazilian Real	Sell	12/21/11	2,423	2,493	70

	British Pound	Buy	12/21/11	581,390	590,618	(9,228)

	Canadian Dollar	Sell	12/21/11	13,329	13,670	341

	Chilean Peso	Buy	12/21/11	2,983	3,061	(78)

	Czech Koruna	Buy	12/21/11	3,383	3,545	(162)

	Euro	Buy	12/21/11	43,944	44,765	(821)

FORWARD CURRENCY CONTRACTS at 11/30/11 (aggregate face value $14,609,771) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Hungarian Forint	Sell	12/21/11	$14,242	$14,471	$229

	Indian Rupee	Sell	12/21/11	2,333	3,306	973

	Japanese Yen	Buy	12/21/11	776,952	772,513	4,439

	Malaysian Ringgit	Sell	12/21/11	19,799	20,082	283

	Mexican Peso	Sell	12/21/11	8,669	8,746	77

	Norwegian Krone	Buy	12/21/11	56,541	58,262	(1,721)

	Polish Zloty	Buy	12/21/11	3,093	3,253	(160)

	Russian Ruble	Buy	12/21/11	2,274	2,264	10

	South African Rand	Buy	12/21/11	4,664	5,447	(783)

	South Korean Won	Sell	12/21/11	19,563	19,966	403

	Swedish Krona	Sell	12/21/11	2,286	2,355	69

	Swiss Franc	Buy	12/21/11	106,837	110,685	(3,848)

	Taiwan Dollar	Sell	12/21/11	29,679	29,856	177

	Turkish Lira	Sell	12/21/11	12,962	13,405	443

Deutsche Bank AG

	Australian Dollar	Sell	12/21/11	7,987	7,865	(122)

	Brazilian Real	Buy	12/21/11	11,178	11,547	(369)

	British Pound	Buy	12/21/11	102,811	104,440	(1,629)

	Canadian Dollar	Buy	12/21/11	160,540	161,167	(627)

	Chilean Peso	Sell	12/21/11	10,132	10,395	263

	Czech Koruna	Sell	12/21/11	10,302	10,627	325

	Euro	Sell	12/21/11	54,023	54,954	931

	Hungarian Forint	Sell	12/21/11	14,934	14,981	47

	Malaysian Ringgit	Sell	12/21/11	6,505	6,610	105

	Mexican Peso	Buy	12/21/11	13,730	13,869	(139)

	New Zealand Dollar	Sell	12/21/11	11,756	11,944	188

	Norwegian Krone	Sell	12/21/11	16,668	17,123	455

	Polish Zloty	Sell	12/21/11	16,119	16,615	496

	Singapore Dollar	Buy	12/21/11	15,457	15,578	(121)

	South Korean Won	Buy	12/21/11	7,921	8,085	(164)

	Swedish Krona	Sell	12/21/11	55,892	57,491	1,599

	Swiss Franc	Sell	12/21/11	36,599	37,911	1,312

	Taiwan Dollar	Sell	12/21/11	8,401	8,458	57

	Turkish Lira	Sell	12/21/11	272	281	9

Goldman Sachs International

	Australian Dollar	Sell	12/21/11	66,866	66,025	(841)

	British Pound	Buy	12/21/11	54,937	55,807	(870)

	Canadian Dollar	Sell	12/21/11	96,833	97,203	370

	Chilean Peso	Sell	12/21/11	381	391	10

	Euro	Buy	12/21/11	30,909	31,465	(556)

	Hungarian Forint	Sell	12/21/11	13,594	13,775	181

	Japanese Yen	Buy	12/21/11	39,316	39,189	127

	Norwegian Krone	Buy	12/21/11	41,550	42,680	(1,130)

	Polish Zloty	Buy	12/21/11	14,216	14,877	(661)

FORWARD CURRENCY CONTRACTS at 11/30/11 (aggregate face value $14,609,771) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	South African Rand	Buy	12/21/11	$11,679	$12,096	$(417)

	Swedish Krona	Sell	12/21/11	140,660	144,807	4,147

	Swiss Franc	Sell	12/21/11	86,456	89,511	3,055

HSBC Bank USA, National Association

	Australian Dollar	Sell	12/21/11	62,770	63,040	270

	British Pound	Sell	12/21/11	72,359	73,483	1,124

	Canadian Dollar	Sell	12/21/11	26,071	26,111	40

	Euro	Buy	12/21/11	271,461	275,238	(3,777)

	Hong Kong Dollar	Buy	12/21/11	71,739	71,741	(2)

	Indian Rupee	Sell	12/21/11	10,107	10,697	590

	Japanese Yen	Sell	12/21/11	166,342	165,273	(1,069)

	New Zealand Dollar	Sell	12/21/11	29,196	29,664	468

	Norwegian Krone	Buy	12/21/11	153,334	157,600	(4,266)

	Singapore Dollar	Sell	12/21/11	2,966	2,989	23

	South Korean Won	Buy	12/21/11	35,547	36,358	(811)

	Swedish Krona	Sell	12/21/11	22,386	22,046	(340)

	Swiss Franc	Sell	12/21/11	83,716	86,784	3,068

	Taiwan Dollar	Sell	12/21/11	19,751	19,920	169

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	12/21/11	216,060	217,312	(1,252)

	Brazilian Real	Buy	12/21/11	34,360	35,485	(1,125)

	British Pound	Buy	12/21/11	193,535	196,553	(3,018)

	Canadian Dollar	Buy	12/21/11	95,658	95,881	(223)

	Chilean Peso	Sell	12/21/11	2,181	2,235	54

	Czech Koruna	Sell	12/21/11	5,469	5,649	180

	Euro	Sell	12/21/11	653,791	665,482	11,691

	Hong Kong Dollar	Buy	12/21/11	695	695	—

	Hungarian Forint	Sell	12/21/11	24,390	24,714	324

	Japanese Yen	Sell	12/21/11	260,398	258,716	(1,682)

	Malaysian Ringgit	Buy	12/21/11	974	990	(16)

	Mexican Peso	Buy	12/21/11	101,161	101,870	(709)

	New Zealand Dollar	Buy	12/21/11	14,404	14,638	(234)

	Norwegian Krone	Sell	12/21/11	214,301	220,154	5,853

	Polish Zloty	Sell	12/21/11	13,383	14,033	650

	Russian Ruble	Sell	12/21/11	7,668	7,646	(22)

	Singapore Dollar	Sell	12/21/11	22,014	22,189	175

	South African Rand	Buy	12/21/11	20,786	21,983	(1,197)

	South Korean Won	Buy	12/21/11	19,316	19,908	(592)

	Swedish Krona	Sell	12/21/11	103,453	105,445	1,992

	Swiss Franc	Sell	12/21/11	33,421	34,622	1,201

	Taiwan Dollar	Buy	12/21/11	24,754	24,931	(177)

	Thai Baht	Sell	12/21/11	2,288	2,316	28

	Turkish Lira	Sell	12/21/11	1,144	1,181	37

FORWARD CURRENCY CONTRACTS at 11/30/11 (aggregate face value $14,609,771) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	12/21/11	$46,386	$47,907	$(1,521)

	Brazilian Real	Sell	12/21/11	24,173	24,991	818

	British Pound	Sell	12/21/11	215,039	218,107	3,068

	Canadian Dollar	Buy	12/21/11	100,166	100,676	(510)

	Chilean Peso	Sell	12/21/11	490	502	12

	Czech Koruna	Sell	12/21/11	5,908	6,064	156

	Euro	Buy	12/21/11	422,512	430,298	(7,786)

	Hungarian Forint	Buy	12/21/11	20,343	20,762	(419)

	Indian Rupee	Sell	12/21/11	19,521	20,644	1,123

	Japanese Yen	Buy	12/21/11	66,347	65,601	746

	Malaysian Ringgit	Buy	12/21/11	27,404	27,849	(445)

	Mexican Peso	Sell	12/21/11	6,500	6,555	55

	New Zealand Dollar	Sell	12/21/11	3,348	3,398	50

	Norwegian Krone	Buy	12/21/11	7,936	8,297	(361)

	Polish Zloty	Sell	12/21/11	9,368	9,887	519

	Russian Ruble	Buy	12/21/11	2,284	2,281	3

	Singapore Dollar	Sell	12/21/11	27,869	28,088	219

	South African Rand	Sell	12/21/11	25,561	26,495	934

	South Korean Won	Sell	12/21/11	34,940	35,655	715

	Swedish Krona	Sell	12/21/11	57,352	59,144	1,792

	Swiss Franc	Sell	12/21/11	57,418	59,564	2,146

	Taiwan Dollar	Buy	12/21/11	33,472	33,725	(253)

	Turkish Lira	Sell	12/21/11	926	711	(215)

State Street Bank and Trust Co.

	Australian Dollar	Sell	12/21/11	10,342	7,945	(2,397)

	Brazilian Real	Sell	12/21/11	34,360	35,384	1,024

	British Pound	Sell	12/21/11	16,952	17,313	361

	Canadian Dollar	Buy	12/21/11	89,581	89,426	155

	Czech Koruna	Sell	12/21/11	13,209	13,605	396

	Euro	Buy	12/21/11	181,960	184,960	(3,000)

	Hungarian Forint	Sell	12/21/11	24,341	24,519	178

	Indonesian Rupiah	Sell	12/21/11	6,365	6,449	84

	Japanese Yen	Buy	12/21/11	92,099	91,500	599

	Malaysian Ringgit	Buy	12/21/11	7,071	7,178	(107)

	Mexican Peso	Sell	12/21/11	5,273	5,317	44

	Norwegian Krone	Sell	12/21/11	122,315	124,900	2,585

	Polish Zloty	Buy	12/21/11	33,487	35,499	(2,012)

	Russian Ruble	Buy	12/21/11	3,701	3,685	16

	Singapore Dollar	Buy	12/21/11	14,520	14,633	(113)

	South African Rand	Sell	12/21/11	4,248	4,400	152

	South Korean Won	Sell	12/21/11	19,763	19,998	235

	Swedish Krona	Buy	12/21/11	24,422	26,313	(1,891)

	Swiss Franc	Buy	12/21/11	42,078	43,612	(1,534)

	Taiwan Dollar	Sell	12/21/11	17,584	17,693	109

FORWARD CURRENCY CONTRACTS at 11/30/11 (aggregate face value $14,609,771) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Thai Baht	Buy	12/21/11	$936	$949	$(13)

	Turkish Lira	Sell	12/21/11	2,233	2,307	74

UBS AG

	Australian Dollar	Sell	12/21/11	24,268	23,436	(832)

	Brazilian Real	Buy	12/21/11	21,365	22,156	(791)

	British Pound	Buy	12/21/11	157	1,123	(966)

	Canadian Dollar	Sell	12/21/11	355,285	356,845	1,560

	Czech Koruna	Buy	12/21/11	191	238	(47)

	Euro	Sell	12/21/11	534,187	544,290	10,103

	Hungarian Forint	Sell	12/21/11	14,565	14,744	179

	Indian Rupee	Buy	12/21/11	10,798	11,251	(453)

	Japanese Yen	Sell	12/21/11	37,459	37,224	(235)

	Mexican Peso	Buy	12/21/11	1,351	1,363	(12)

	New Zealand Dollar	Sell	12/21/11	2,803	2,849	46

	Norwegian Krone	Buy	12/21/11	126,638	131,534	(4,896)

	Polish Zloty	Sell	12/21/11	238	249	11

	Russian Ruble	Sell	12/21/11	7,960	7,946	(14)

	Singapore Dollar	Buy	12/21/11	18,033	18,174	(141)

	South African Rand	Buy	12/21/11	5,056	5,590	(534)

	South Korean Won	Buy	12/21/11	12,083	12,336	(253)

	Swedish Krona	Buy	12/21/11	260,733	268,573	(7,840)

	Swiss Franc	Buy	12/21/11	130,177	135,020	(4,843)

	Taiwan Dollar	Buy	12/21/11	6,676	6,854	(178)

	Thai Baht	Buy	12/21/11	670	678	(8)

	Turkish Lira	Sell	12/21/11	218	225	7

Westpac Banking Corp.

	Australian Dollar	Buy	12/21/11	147,351	148,758	(1,407)

	British Pound	Sell	12/21/11	287,713	292,142	4,429

	Canadian Dollar	Buy	12/21/11	174,555	175,192	(637)

	Euro	Buy	12/21/11	62,759	63,574	(815)

	Japanese Yen	Buy	12/21/11	4,819	4,791	28

	New Zealand Dollar	Buy	12/21/11	37,371	37,949	(578)

	Norwegian Krone	Buy	12/21/11	56,817	58,421	(1,604)

	Swedish Krona	Sell	12/21/11	56,055	57,710	1,655

	Swiss Franc	Sell	12/21/11	110,563	114,636	4,073

Total						$(21,603)

FUTURES CONTRACTS OUTSTANDING at 11/30/11 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	21	$656,295	Dec-11	$(1,515)

Euro-CAC 40 Index (Long)	5	211,684	Dec-11	9,878

FTSE 100 Index (Long)	1	86,235	Dec-11	4,299

FUTURES CONTRACTS OUTSTANDING at 11/30/11 (Unaudited) cont.

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

OMXS 30 Index (Short)	5	$72,699	Dec-11	$(4,789)

Russell 2000 Index Mini (Long)	1	73,670	Dec-11	2,806

S&P 500 Index E-Mini (Long)	15	934,500	Dec-11	33,110

S&P 500 Index E-Mini (Short)	3	186,900	Dec-11	(12,001)

S&P Mid Cap 400 Index E-Mini (Long)	1	88,310	Dec-11	1,245

SPI 200 Index (Long)	1	105,550	Dec-11	(165)

Tokyo Price Index (Short)	1	93,829	Dec-11	(125)

Total				$32,743

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$709,788	$388,195	$—

Capital goods	816,749	348,749	1,870

Communication services	774,321	205,024	—

Conglomerates	211,086	22,218	—

Consumer cyclicals	1,774,661	386,545	—

Consumer staples	1,278,311	307,335	283

Energy	1,656,206	327,660	—

Financials	1,969,114	801,529	—

Health care	1,675,449	267,045	—

Technology	2,562,346	212,128	—

Transportation	111,618	96,620	—

Utilities and power	464,743	121,744	—

Total common stocks	$14,004,392	$3,484,792	$2,153

Investment companies	$1,040,560	$—	$—

Short-term investments	321,139	570,862	—

Totals by level	$15,366,091	$4,055,654	$2,153

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(21,603)	$—

Futures contracts	32,743	—	—

Totals by level	$32,743	$(21,603)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/11 (Unaudited)

ASSETS

Investment in securities, at value, including $265,259 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $16,293,464)	$18,843,834
Affiliated issuers (identified cost $580,064) (Notes 1 and 6)	580,064

Cash	95,177

Foreign currency (cost $8,220) (Note 1)	8,216

Dividends, interest and other receivables	60,636

Receivable for shares of the fund sold	31,547

Receivable for investments sold	166,593

Receivable for variation margin (Note 1)	17,867

Unrealized appreciation on forward currency contracts (Note 1)	115,616

Receivable from Manager (Note 2)	47,723

Total assets	19,967,273

LIABILITIES

Payable for investments purchased	361,910

Payable for shares of the fund repurchased	2,130

Payable for investor servicing fees (Note 2)	4,470

Payable for custodian fees (Note 2)	42,586

Payable for Trustee compensation and expenses (Note 2)	1,764

Payable for administrative services (Note 2)	137

Unrealized depreciation on forward currency contracts (Note 1)	137,219

Collateral on securities loaned, at value (Note 1)	258,925

Other accrued expenses	47,446

Total liabilities	856,587

Net assets	$19,110,686

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$14,878,300

Undistributed net investment income (Note 1)	243,392

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,428,370

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,560,624

Total — Representing net assets applicable to capital shares outstanding	$19,110,686

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($27,225 divided by 2,493 shares)	$10.92

Offering price per class A share (100/94.25 of $10.92)*	$11.59

Net asset value, offering price and redemption price per class Y share
($19,083,461 divided by 1,747,066 shares)	$10.92

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 11/30/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $8,665)	$312,851

Interest (including interest income of $152 from investments in affiliated issuers) (Note 6)	486

Securities lending (Note 1)	3,878

Total investment income	317,215

EXPENSES

Compensation of Manager (Note 2)	79,872

Investor servicing fees (Note 2)	35,421

Custodian fees (Note 2)	44,740

Trustee compensation and expenses (Note 2)	977

Administrative services (Note 2)	403

Auditing	48,635

Other	11,373

Fees waived and reimbursed by Manager (Note 2)	(79,509)

Total expenses	141,912

Expense reduction (Note 2)	(12)

Net expenses	141,900

Net investment income	175,315

Net realized gain on investments (Notes 1 and 3)	371,913

Net realized loss on swap contracts (Note 1)	(215,749)

Net realized gain on futures contracts (Note 1)	24,319

Net realized loss on foreign currency transactions (Note 1)	(256,178)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	51,784

Net unrealized depreciation of investments, futures contracts and swap contracts
during the period	(4,540,526)

Net loss on investments	(4,564,437)

Net decrease in net assets resulting from operations	$(4,389,122)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 11/30/11*	Year ended 5/31/11

Operations:
Net investment income	$175,315	$285,802

Net realized gain (loss) on investments
and foreign currency transactions	(75,695)	3,815,351

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(4,488,742)	3,531,897

Net increase (decrease) in net assets resulting
from operations	(4,389,122)	7,633,050

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(614)

Class Y	—	(736,427)

Net realized short-term gain on investments

Class A	—	(1,830)

Class Y	—	(2,101,500)

From net realized long-term gain on investments
Class A	—	(1,993)

Class Y	—	(2,287,740)

Decrease from capital share transactions (Note 4)	(10,127,896)	(2,701,595)

Total decrease in net assets	(14,517,018)	(198,649)

NET ASSETS

Beginning of period	33,627,704	33,826,353

End of period (including undistributed net investment income
of $243,392 and $68,077, respectively)	$19,110,686	$33,627,704

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
November 30, 2011**	$12.28	.08	(1.44)	(1.36)	—	—	—	$10.92	(11.08)*	$27	.54*	.69*	32*
May 31, 2011	11.53	.10	2.79	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	31	1.06	.86	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	23	1.05	.82	103
May 31, 2009†	10.00	.06	1.79	1.85	—	—	—	11.85	18.50*	15	.40*	.61*	46*

Class Y
November 30, 2011**	$12.28	.07	(1.43)	(1.36)	—	—	—	$10.92	(11.08)*	$19,083	.54*	.66*	32*
May 31, 2011	11.53	.11	2.78	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	33,597	1.06	.87	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	33,803	1.05	.78	103
May 31, 2009†	10.00	.06	1.79	1.85	—	—	—	11.85	18.50*	38,262	.40*	.61*	46*

* Not annualized.

** Unaudited.

† For the period January 23, 2009 (commencement of operations) to May 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

November 30, 2011	0.30%

May 31, 2011	0.49

May 31, 2010	0.41

May 31, 2009	0.30

The accompanying notes are an integral part of these financial statements.

48	49

Notes to financial statements 11/30/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Dynamic Asset Allocation Equity Fund, formerly Putnam Asset Allocation: Equity Portfolio, is a diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the Trust). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The fund seeks long-term growth. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of midsized and large companies worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable potential.

The fund offers class A and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from June 1, 2011 through November 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value

50

by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates, to hedge prepayment risk, to equitize cash, and to manage exposure to market risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at

51

period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

F) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets/countries, and to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $500,000 on total return swap contracts for the reporting period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $46,684 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

H) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the

52

securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $265,259. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $258,925 .

I) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

J) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $16,977,786, resulting in gross unrealized appreciation and depreciation of $2,972,877 and $526,765, respectively, or net unrealized appreciation of $2,446,112.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

M) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

53

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion,
0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through September 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $79,509 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $12 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $20, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

54

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan with respect to its class A shares (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,457,958 and $17,628,284, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/11		Year ended 5/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	—	$—	76	$918

Shares issued in connection with
reinvestment of distributions	—	—	391	4,423

	—	—	467	5,341

Shares repurchased	—	—	(1)	(15)

Net increase (decrease)	—	$—	466	$5,326

	Six months ended 11/30/11		Year ended 5/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	384,925	$4,257,012	1,228,641	$14,658,559

Shares issued in connection with
reinvestment of distributions	—	—	452,797	5,125,667

	384,925	4,257,012	1,681,438	19,784,226

Shares repurchased	(1,373,725)	(14,384,908)	(1,876,963)	(22,491,147)

Net decrease	(988,800)	$(10,127,896)	(195,525)	$(2,706,921)

At the close of the reporting period, Putnam Investments, LLC owned 1,445 class A shares of the fund (58.0% of class A shares outstanding), valued at $15,784.

At the close of the reporting period, funds within the Putnam RetirementReady® Funds owned 87.94% of the outstanding shares of the fund.

55

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$115,616	Payables	$137,219

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
	appreciation /		appreciation /
Equity contracts	(depreciation)	51,338*	(depreciation)	18,595*

Total		$166,954		$155,814

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Warrants*	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(326,601)	$—	$(326,601)

Equity contracts	(881)	24,319	—	(215,749)	$(192,311)

Interest rate contracts	—	—	—	—	$—

Total	$(881)	$24,319	$(326,601)	$(215,749)	$(518,912)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Warrants*	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	53,528	$—	$53,528

Equity contracts	881	83,804	—	8,228	92,913

Interest rate contracts	—	—	—	—	—

Total	$881	$83,804	$53,528	$8,228	$146,441

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $152 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $6,560,947 and $7,696,421, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

56

Note 7: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

57

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

58

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	John A. Hill	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Investment Sub-Advisor		Judith Cohen
The Putnam Advisory	Jonathan S. Horwitz	Vice President, Clerk and
Company, LLC	Executive Vice President,	Assistant Treasurer
One Post Office Square	Principal Executive
Boston, MA 02109	Officer, Treasurer and	Michael Higgins
	Compliance Liaison	Vice President, Senior Associate
Marketing Services		Treasurer and Assistant Clerk
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and	Nancy E. Florek
Boston, MA 02109	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Custodian	Janet C. Smith	Proxy Manager
State Street Bank	Vice President, Assistant
and Trust Company	Treasurer and Principal	Susan G. Malloy
	Accounting Officer	Vice President and
Legal Counsel		Assistant Treasurer
Ropes & Gray LLP	Beth S. Mazor
Vice President
Trustees
Jameson A. Baxter, Chair	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer
Charles B. Curtis
Robert J. Darretta

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA062
271648 1/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 27, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2012

Date of reporting period:	June 1, 2011 — November 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PDREX

Putnam Dynamic Risk Allocation Fund

Semiannual report
11|30|11

A world of investing.™
Putnam Investments
ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Risk Allocation
Fund

Semiannual report
11 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	19

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among asset classes may hurt performance, and our efforts to diversify risk through the use of leverage and allocation decisions may not be successful. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Our active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Our use of leverage increases these risks by increasing investment exposure. REITs involve the risks of real estate investing, including declining property values. The use of short selling may result in losses if the securities appreciate in value. Commodities involve the risks of changes in market, political, regulatory, and natural conditions.

Message from the Trustees

Dear Fellow Shareholder:

For all the volatility and economic uncertainty investors experienced in recent months, U.S. equity markets ended the year more or less where they started; some fixed-income sectors posted modest gains, while others struggled. This period of heightened volatility is likely to persist, given the unresolved European debt crisis and tepid growth here in the United States. However, not all the news is bad. Corporate earnings and balance sheets remain solid, unemployment has trended down, inflation pressures have eased globally, and state budgets show early signs of improvement.

The counsel of your financial advisor can be an invaluable resource during periods of market uncertainty, as can a long-term focus and a balanced investment approach. Moreover, Putnam’s portfolio managers and analysts are trained to uncover the opportunities that often emerge in this kind of environment, while also seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Dynamic Risk Allocation Fund

An active approach to balanced investing that seeks to reduce risk

Most traditional balanced funds offer a static allocation of stocks and bonds, in which stock investments contribute a significant portion of the risk. Putnam Dynamic Risk Allocation Fund seeks to spread risk across a wider variety of investments than a traditional balanced fund, and it can adjust portfolio weightings in response to changing market valuations, conditions, and risk. The fund is overseen by a team of industry veterans who have managed global asset allocation strategies for more than 17 years.

"Static strategies can be hurt by unexpected changes in market risk. That's why Putnam Dynamic Risk Allocation Fund has the flexibility to adjust to changing market opportunities."

Jeffrey L. Knight, CFA
Portfolio Manager
Putnam Dynamic Risk Allocation Fund

Static allocations can lead to unbalanced risk

In a traditionally balanced portfolio — 60% stocks and 40% bonds — stocks dominate overall portfolio risk, which can lead to an unbalanced risk profile.

Fixed income
40%
Stocks
60%
Stocks
90%
10%
Fixed income
Asset weight
Contribution to risk

A better balance can help diminish risk

Putnam Dynamic Risk Allocation Fund takes a "risk parity" approach by investing across a wide array of asset classes that have traditionally been less volatile than stocks. The fund also uses leverage to help seek a better balance of risk and return.

U.S. fixed income
Non-U.S. fixed income
50%
TIPs
Commodities
REITs
50%
High-yield bonds
Emerging-market bonds
20%
U.S. stocks
Non-U.S. stocks
Emerging-market stocks
30%
U.S. stocks
Non-U.S. stocks
Emerging-market stocks
U.S. fixed income
Non-U.S. fixed income
16%
46%
22%
16%
TIPs
Commodities
REITs
High-yield bonds
Emerging-market bonds
Asset weight
Contribution to risk

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam Research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a 3-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund's portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

2

3

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the period, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

* Returns for the life of fund period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

Jeff, as Putnam’s Head of Global Asset Allocation, you oversee a range of funds that invest across multiple asset classes. Can you tell us the thinking behind this new fund, Putnam Dynamic Risk Allocation Fund?

We believe Dynamic Risk Allocation Fund represents the newest and best ideas for pursuing the goal of equity-like returns with less risk. That goal has been at the heart of what we do and have done in the asset allocation group for many years. We are different from pure equity investors or pure fixed-income investors. Our quest, if you will, is to build portfolios that optimally balance return and risk, using a variety of asset classes and tools.

For decades, a balanced strategy was a common solution to this challenge. Compared with a 100% equity portfolio, a blend of 60% equities and 40% bonds helped to reduce risk and volatility for investors, and typically produced attractive long-term returns. What was less apparent was that in a traditional balanced portfolio, about 90% of the risk was still coming from equities. Risk was not balanced.

Almost 20 years ago, our group at Putnam began expanding the frontiers of diversification to pursue a better balance. We added new asset classes and investments, including global markets, to our asset allocation funds. We believe these strategies have been successful, and still serve investors with a steady approach. But with Dynamic Risk Allocation Fund, we have new

This chart shows the performance of broad market indexes for the period from 9/19/11 (commencement of operations) to 11/30/11. See pages 4 and 11–12 for fund performance information. Index descriptions can be found on pages 14–15.

5

design elements that we think can serve different needs.

What are the special features that make Dynamic Risk Allocation Fund different?

We have a strategy designed to deliver improved risk-adjusted returns to investors in three different ways.

First, our approach involves investing across asset classes in a way that adds more sources of risk and return. We reduce the equity weighting below 50% to lessen equity risk relative to a traditional balanced fund, which usually has 60% in stocks. The fund has fixed-income securities that take two types of risk — credit risk and interest-rate risk. The portfolio also has inflation risk assets, such as commodities and Treasury Inflation-Protected Securities, or TIPS. In addition, we relax the typical constraint on leverage that many funds have to increase the fund’s market risk exposure. This helps to give the fund more return potential, to help compensate for the lower equity exposure.

Overall, the fund seeks to take the amount of risk of a traditional 60/40 balanced portfolio but spread it more broadly.

How do you make allocation decisions?

The second feature is that we have the flexibility to adjust the fund’s risk weightings on a dynamic basis because we think about pursuing our risk-adjusted returns over time. At certain times it pays to take a little more risk, and at other times it pays to take less risk.

Allocations are represented as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any,and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6

We describe these changes over time as market regimes, and we analyze them by tracking the reward-to-variability ratio, which is, essentially, how much the market is rewarding investors relative to the volatility they experience.

Can you give us an example of how this tool works in practice?

If you look back over 2011, the market has provided more variability than returns. Stocks rose in the first few months of the calendar year, then plunged for a few months, then rallied again. Through the end of November, the market has been about flat since January, but there has been wide variability month to month.

We have applied this analysis. Upon launching the fund in September, we pulled in the reins on risk. The fund has less exposure to international markets relative to the United States. Within our global allocations, it also has less exposure to emerging markets relative to developed international markets.

Also, as part of our market regime approach, we find that high-yield and corporate bonds offer attractive yield spreads. Conversely, equity and interest-rate risk is less attractive at this time, in our view, and so exposures are below what we would normally have.

How do you use derivatives in managing these exposures?

We implement strategies with a few different types of derivatives. During this period, some of the more important strategies involved total return swaps to manage specific sector, industry, and market exposures, and to hedge related risks. We also use futures contracts for managing some of our market risk exposures

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/11. Short-term holdings and derivatives are excluded. Holdings will vary over time.

7

and to equitize cash. Forward currency contracts enable us to establish currency exposures and hedge foreign exchange risk that we considered unattractive. These are examples.

What is your approach to risk and market volatility?

We also seek to improve risk-adjusted performance at the security level, or what we call our implementation choices of strategies within all of the asset classes. Currently, this means a focus on more efficient, lower-volatility holdings, especially in equity exposure. There are also elements of this thinking in our commodities and fixed-income weightings.

Among equities, across each sector of the market, our research has found that stocks with lower beta have better long-term risk-adjusted results. That has been the case in 2011, although obviously this new fund was not able to capture the relative strength of low-beta stocks before it launched in late September.

In the commodities area, we have observed that many commodity indexes are heavily weighted in favor of energy, such as oil and gas. These commodities also tend to be highly volatile. In response, we built a commodities position with relatively less energy exposure, to have what we believe is a better balance of risk.

Last, within fixed income, we are highly selective rather than closely mirroring securities indexes. We do not, for example, own Greece and Portugal sovereign bonds, though following recent turmoil they offer very high yields. We evaluate each security on a risk-adjusted basis. We do not want to own securities with skewed downside potential.

Also, we implement derivatives strategies to manage exposures to, or hedge, fixed-income risks. With interest-rate swaps we can seek to gain exposure to, or hedge, interest-rate risk, or to hedge prepayment risk. We use credit default swaps to hedge market risk, credit risk, or gain exposure to particular types of securities. And we can use options to hedge duration and prepayment risk, gain exposure

Allocations are represented as a percentage of the fund’s net assets. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8

to interest rates, or seek to enhance returns or portfolio income.

How has this positioning influenced performance in the first couple of months?

I want to be clear that the fund takes market risk, with exposure to the direction of the stock and bond markets. The fund launched September 19 into a weakening stock market. There was a powerful October rally, and then a partial pullback in November. The allocation to stocks helped the fund in October, and the allocation to bonds helped in November. The fund’s class A shares posted a 0.20% return before sales charges for this brief period. Our blended benchmark — representing 50% global stocks, 40% global bonds, and 10% commodities — rose 1.29%. It’s still too early to draw observations about the volatility of the portfolio, but our focus is on pursuing strong risk-adjusted performance.

What is your outlook for the fund in the coming months?

Recognizing that markets are in a highly volatile phase, we are still reasonably optimistic. In 2011, markets struggled with multiple fears. In addition to Europe’s severe sovereign debt risk, there was worry about a U.S. recession and about policy tightening to slow economic growth in emerging markets, especially China. Of course, we did see sharp drops, but they did not last. Given current uncertainty, we are employing the portfolio’s risk management tools to implement tail-risk hedging strategies. We believe that these hedges should help to truncate the impact of market drops.

What’s attractive about the current environment, we believe, is that market valuations reflect pessimism, even though corporate earnings have continued to improve, particularly in the United States. In addition, the pricing of corporate bonds, especially high yield, is very attractive, in our view, providing potential for upside moves as long as the global economy avoids the worst-case scenarios.

Looking ahead, we have growing confidence that the United States will skirt a recession. Europe still has major challenges, and is likely to have a recession, we believe. However, in our view, this problem is reflected in stock prices, giving stocks upside potential should the U.S. economy grow and Europe stabilize.

Jeff, thanks for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James Fetch, Robert Kea, Joshua Kutin, Robert Schoen, and Jason Vaillancourt.

9

IN THE NEWS

Despite persistent market volatility, corporate financials improved to near- peak levels in 2011. Economic growth may have slowed, but many U.S. companies that implemented cost-cutting measures since 2008 began to see the results of those efforts reflected in resilient profit margins. Companies in the S&P 500 Index are on track to generate record earnings per share in 2011. In lean economic times, companies have remained vigilant about controlling costs and managing inventories effectively. Even in the face of heightened market volatility and consequent investor risk aversion, strong earnings performance has supported both equities and high-yield bonds on a fundamental basis.

10

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended November 30, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance since the fund’s inception date of September 19, 2011. Past performance does not guarantee future results, and the short-term performance of a relatively new fund is not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam. com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 11/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(9/19/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	0.20%	–5.56%	0.00%	–5.00%	0.00%	–1.00%	0.10%	–3.38%	0.10%	0.30%

After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For the period ended 11/30/11

	Putnam Dynamic Risk	Lipper Global Flexible Funds
	Allocation Blended Index	category average*

Life of fund	1.29%	–0.46%

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the life-of-fund period ended 11/30/11, there were 336 funds in this Lipper category.

11

Fund price and distribution information For the period ended 11/30/11

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/19/11*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

11/30/11	10.02	10.63	10.00	10.00	10.01	10.37	10.01	10.03

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of the fund.

Fund performance as of most recent calendar quarter
Total return for the period ended 12/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(9/19/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	0.52%	–5.26%	0.36%	–4.60%	0.37%	–0.62%	0.45%	–3.04%	0.45%	0.68%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During the period from the fund’s inception (9/19/11) through 11/30/11, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year
ended 5/31/12*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Estimated total annual operating expenses for the
fiscal year ended 5/31/12	2.12%	2.87%	2.87%	2.62%	2.37%	1.87%

Annualized expense ratio for the period from 9/19/11
(commencement of operations) to 11/30/11	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/12.

12

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 19, 2011 (commencement of operations) to November 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$2.80	$4.29	$4.29	$3.79	$3.29	$2.30

Ending value (after expenses)	$1,002.00	$1,000.00	$1,000.00	$1,001.00	$1,001.00	$1,003.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 9/19/11 (commencement of operations) to 11/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period since commencement of operations (9/19/11) to November 30, 2011, use the following calculation method. To find the value of your investment on September 19, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$2.80	$4.30	$4.30	$3.80	$3.30	$2.30

Ending value (after expenses)	$1,007.18	$1,005.68	$1,005.68	$1,006.18	$1,006.68	$1,007.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 9/19/11 (commencement of operations) to 11/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% MSCI World Index (ND), 40% Barclays Capital Global Aggregate Bond Index, and 10% S&P Goldman Sachs Commodities Index.

S&P 500 Index is an unmanaged index of common stock performance.

14

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2011, Putnam employees had approximately $322,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Trustee approval of management contract

General conclusions

In September 2011, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its approval of your fund’s management and sub-management contracts. On September 8, 2011, the Contract Committee met with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Trustees also took into consideration their recent review and continuance of the management contracts of all of the Putnam funds, which involved the review and consideration of the Putnam funds’ management and sub-management contracts and related information over the course of several months ending in June 2011.

On September 9, 2011, the Contract Committee recommended, and the Independent Trustees approved, your fund’s management and sub-management contracts. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund represented reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds, and the costs expected to be incurred by Putnam Management in providing services, and

• That the proposed fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund were considered in light of fee arrangements for other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may

16

be based, in part, on their consideration of fee arrangements for other Putnam funds in the current and prior years.

Management fee schedules and total expenses

The Trustees considered the proposed management fee schedule for your fund, including fee levels and breakpoints, in light of the fund’s proposed investment program. The Trustees also focused on the competitiveness of your fund’s fee schedule in comparison to other Putnam funds and to market competitors.

The Trustees considered that, like most Putnam open-end funds, your fund’s proposed fee schedule has the benefit of breakpoints that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

The Trustees also focused on the competitiveness of your fund’s projected total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). In addition, Putnam Management will reimburse expenses of your fund through at least September 30, 2012, to the extent necessary to limit the annual expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans and acquired fund fees and expenses, to 1.15% of the fund’s average assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent

17

in concluding that the proposed management fees to be paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s management and sub-management contracts. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s performance before their initial approval of your fund’s management and sub-management contracts.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with its review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s proposed investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its proposed distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the proposed fees to be paid by your fund to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

18

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

19

The fund’s portfolio 11/30/11 (Unaudited)

COMMON STOCKS (32.8%)*	Shares	Value

Basic materials (1.7%)
American Vanguard Corp.	86	$1,097

BASF SE (Germany)	171	12,428

BHP Billiton, Ltd. (Australia)	680	25,339

Boise, Inc.	95	567

Cambrex Corp. †	191	1,320

Domtar Corp. (Canada)	7	550

Fletcher Building, Ltd. (New Zealand)	1,409	6,655

Georgia Gulf Corp. †	26	499

Hecla Mining Co.	94	582

Horsehead Holding Corp. †	71	660

Innophos Holdings, Inc.	63	3,103

Innospec, Inc. †	31	901

International Flavors & Fragrances, Inc.	182	9,875

K&S AG (Germany)	53	2,878

KapStone Paper and Packaging Corp. †	126	2,089

Koninklijke DSM NV (Netherlands)	240	11,715

Koppers Holdings, Inc.	65	2,147

Kraton Performance Polymers, Inc. †	38	799

L.B. Foster Co. Class A	15	431

Minerals Technologies, Inc.	13	754

NewMarket Corp.	4	792

Newmont Mining Corp.	425	29,274

Nitto Denko Corp. (Japan)	700	29,003

OM Group, Inc. †	61	1,388

PolyOne Corp.	124	1,334

PPG Industries, Inc.	211	18,515

Rio Tinto PLC (United Kingdom)	542	28,709

Rio Tinto, Ltd. (Australia)	465	31,097

Sealed Air Corp.	407	7,171

Sherwin-Williams Co. (The)	172	14,935

Sigma-Aldrich Corp.	202	13,092

Syngenta AG (Switzerland) †	110	32,462

TPC Group, Inc. †	95	2,280

Valspar Corp.	257	9,478

voestalpine AG (Austria)	405	11,812

W.R. Grace & Co. †	97	4,042

		319,773
Capital goods (2.0%)
ABB, Ltd. (Switzerland) †	1,778	33,713

Aisin Seiki Co., Ltd. (Japan)	400	12,052

American Axle & Manufacturing Holdings, Inc. †	60	526

Applied Industrial Technologies, Inc.	72	2,486

AZZ, Inc.	12	508

Ball Corp.	340	11,937

Canon, Inc. (Japan)	400	18,108

Cascade Corp.	35	1,523

20

COMMON STOCKS (32.8%)* cont.	Shares	Value

Capital goods cont.
Chart Industries, Inc. †	42	$2,556

Douglas Dynamics, Inc.	48	744

DXP Enterprises, Inc. †	42	1,271

European Aeronautic Defense and Space Co. NV (France)	430	12,895

Franklin Electric Co., Inc.	27	1,271

Fuji Electric Co., Ltd. (Japan)	4,000	11,903

Generac Holdings, Inc. †	35	877

Hitachi, Ltd. (Japan)	7,000	39,237

Huntington Ingalls Industries, Inc. †	70	2,223

KBR, Inc.	455	13,150

Lockheed Martin Corp.	454	35,480

LSB Industries, Inc. †	37	1,157

Meritor, Inc. †	34	202

Mitsubishi Electric Corp. (Japan)	3,000	28,661

NACCO Industries, Inc. Class A	3	238

National Presto Industries, Inc.	5	472

Newport Corp. †	28	365

Northrop Grumman Corp.	428	24,426

Polypore International, Inc. †	31	1,521

Powell Industries, Inc. †	22	667

Raytheon Co.	568	25,884

Rockwell Collins, Inc.	330	18,117

Roper Industries, Inc.	221	18,827

Sauer-Danfoss, Inc. †	23	865

SembCorp Industries, Ltd. (Singapore)	4,000	13,461

Singapore Technologies Engineering, Ltd. (Singapore)	2,000	4,218

SKF AB Class B (Sweden)	1,149	24,551

Societe BIC SA (France)	129	11,450

Standard Motor Products, Inc.	63	1,230

Tetra Tech, Inc. †	55	1,231

TriMas Corp. †	106	2,163

Zebra Technologies Corp. Class A †	27	1,022

		383,188
Communication services (1.4%)
8x8, Inc. †	87	320

ADTRAN, Inc.	55	1,817

Allot Communications, Ltd. (Israel) †	77	1,298

American Tower Corp. Class A †	570	33,630

Aruba Networks, Inc. †	28	591

BroadSoft, Inc. †	16	561

BT Group PLC (United Kingdom)	9,472	28,385

Chorus, Ltd. (New Zealand)	1,871	4,799

Cincinnati Bell, Inc. †	741	2,179

Deutsche Telekom AG (Germany)	776	10,058

EchoStar Corp. Class A †	203	4,462

France Telecom SA (France)	852	14,715

GeoEye, Inc. †	24	456

21

COMMON STOCKS (32.8%)* cont.	Shares	Value

Communication services cont.
HSN, Inc.	31	$1,110

IAC/InterActiveCorp.	479	20,061

InterDigital, Inc.	8	352

Kabel Deutschland Holding AG (Germany) †	153	8,487

Loral Space & Communications, Inc. †	16	994

Lumos Networks Corp. †	28	410

NeuStar, Inc. Class A †	49	1,653

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	400	19,713

Premiere Global Services, Inc. †	74	612

Tele2 AB Class B (Sweden)	475	9,442

Telecom Corp. of New Zealand, Ltd. (New Zealand)	9,355	14,927

USA Mobility, Inc.	67	939

Verizon Communications, Inc.	1,833	69,159

Vodafone Group PLC (United Kingdom)	5,876	15,951

		267,081
Conglomerates (0.2%)
AMETEK, Inc.	402	17,222

Marubeni Corp. (Japan)	1,000	6,172

Siemens AG (Germany)	115	11,606

		35,000
Consumer cyclicals (4.1%)
Advance America Cash Advance Centers, Inc.	60	512

Advance Auto Parts, Inc.	158	10,937

Aeropostale, Inc. †	15	233

Alliance Data Systems Corp. †	15	1,536

Amazon.com, Inc. †	229	44,034

AMERCO †	3	234

Ameristar Casinos, Inc.	60	1,050

ANN, Inc. †	67	1,572

Arbitron, Inc.	23	865

Ascena Retail Group, Inc. †	48	1,321

Audiovox Corp. Class A †	207	1,499

AutoZone, Inc. †	57	18,718

Bayerische Motoren Werke (BMW) AG (Germany)	51	3,839

Big Lots, Inc. †	293	11,752

Brunswick Corp.	66	1,229

Bunzl PLC (United Kingdom)	677	8,860

Burberry Group PLC (United Kingdom)	1,259	25,254

Cash America International, Inc.	18	895

Cato Corp. (The) Class A	18	461

Christian Dior SA (France)	39	5,050

Cintas Corp.	445	13,528

Compass Group PLC (United Kingdom)	669	6,199

Conn’s, Inc. †	112	1,263

Daimler AG (Registered Shares) (Germany)	246	11,162

Deluxe Corp.	83	1,897

Dillards, Inc. Class A	21	987

22

COMMON STOCKS (32.8%)* cont.	Shares	Value

Consumer cyclicals cont.
Discovery Communications, Inc. Class A †	255	$10,705

Dollar Tree, Inc. †	212	17,276

DSW, Inc. Class A	80	3,600

Ecolab, Inc.	325	18,532

Equifax, Inc.	378	14,043

Expedia, Inc.	454	12,628

Express, Inc.	34	771

EZCORP, Inc. Class A †	95	2,764

FelCor Lodging Trust, Inc. † R	640	1,683

Finish Line, Inc. (The) Class A	112	2,361

GameStop Corp. Class A †	36	832

Gartner, Inc. †	304	11,500

Genesco, Inc. †	20	1,181

GNC Holdings, Inc. Class A †	81	2,209

Gordmans Stores, Inc. †	17	218

Helen of Troy, Ltd. (Bermuda) †	15	448

Hillenbrand, Inc.	80	1,818

Hino Motors, Ltd. (Japan)	2,000	12,328

Host Marriott Corp. R	728	10,301

Iconix Brand Group, Inc. †	44	759

Industria de Diseno Textil (Inditex) SA (Spain)	172	14,606

Jos. A. Bank Clothiers, Inc. †	18	887

Kimberly-Clark Corp.	788	56,318

Kingfisher PLC (United Kingdom)	2,426	9,782

Knology, Inc. †	122	1,739

La-Z-Boy, Inc. †	135	1,337

Leapfrog Enterprises, Inc. †	499	2,715

M6-Metropole Television (France)	274	4,081

Maidenform Brands, Inc. †	57	1,051

McGraw-Hill Cos., Inc. (The)	422	18,019

Men’s Wearhouse, Inc. (The)	25	696

Moody’s Corp.	423	14,682

MSC Industrial Direct Co., Inc.	168	11,681

Next PLC (United Kingdom)	503	21,265

Nu Skin Enterprises, Inc. Class A	28	1,337

Omnicom Group, Inc.	368	15,887

OPAP SA (Greece)	696	6,163

Perry Ellis International, Inc. †	65	930

PETsMART, Inc.	248	11,966

Peugeot SA (France)	764	14,320

Priceline.com, Inc. †	47	22,837

PVH Corp.	11	747

Randstad Holding NV (Netherlands)	64	1,999

Rent-A-Center, Inc.	26	935

Scotts Miracle-Gro Co. (The) Class A	173	7,628

Select Comfort Corp. †	36	667

23

COMMON STOCKS (32.8%)* cont.	Shares	Value

Consumer cyclicals cont.
Signet Jewelers, Ltd. (Bermuda)	23	$1,018

Sinclair Broadcast Group, Inc. Class A	203	2,099

Sonic Automotive, Inc. Class A	279	4,121

Sony Corp. (Japan)	1,200	21,618

Steven Madden, Ltd. †	93	3,316

Suzuki Motor Corp. (Japan)	800	16,983

Swire Pacific, Ltd. (Hong Kong)	2,000	24,365

Target Corp.	501	26,403

TNS, Inc. †	60	1,172

Town Sports International Holdings, Inc. †	89	647

Tupperware Brands Corp.	167	9,729

ValueClick, Inc. †	23	356

Verisk Analytics, Inc. Class A †	417	16,380

Viacom, Inc. Class B	543	24,305

Volkswagen AG (Preference) (Germany)	88	15,111

Wal-Mart Stores, Inc.	678	39,934

Warnaco Group, Inc. (The) †	38	1,926

Washington Post Co. (The) Class B	19	6,819

		761,421
Consumer staples (3.4%)
AFC Enterprises †	238	3,737

American Greetings Corp. Class A	48	816

Associated British Foods PLC (United Kingdom)	212	3,705

Avis Budget Group, Inc. †	155	1,829

Beacon Roofing Supply, Inc. †	79	1,543

Brinker International, Inc.	389	9,367

Career Education Corp. †	36	254

CEC Entertainment, Inc.	9	303

ConAgra Foods, Inc.	694	17,530

Core-Mark Holding Co., Inc. †	18	694

Corn Products International, Inc.	393	20,432

Darden Restaurants, Inc.	243	11,594

Diageo PLC (United Kingdom)	912	19,509

DineEquity, Inc. †	41	1,930

Domino’s Pizza, Inc. †	64	2,108

Dr. Pepper Snapple Group, Inc.	1,292	47,197

Elizabeth Arden, Inc. †	78	2,948

Heineken Holding NV (Netherlands)	242	9,727

Herbalife, Ltd.	571	31,576

Hormel Foods Corp.	990	29,809

Japan Tobacco, Inc. (Japan)	4	19,076

Kao Corp. (Japan)	500	13,207

Kerry Group PLC Class A (Ireland)	250	9,359

Koninklijke Ahold NV (Netherlands)	2,280	29,026

Kroger Co. (The)	725	16,806

Lincoln Educational Services Corp.	33	243

Lorillard, Inc.	162	18,082

24

COMMON STOCKS (32.8%)* cont.	Shares	Value

Consumer staples cont.
MWI Veterinary Supply, Inc. †	15	$1,037

Nestle SA (Switzerland)	698	39,160

New Oriental Education & Technology Group ADR (China) †	62	1,565

Omega Protein Corp. †	51	430

Panera Bread Co. Class A †	75	10,754

Papa John’s International, Inc. †	50	1,895

Philip Morris International, Inc.	895	68,235

Prestige Brands Holdings, Inc. †	157	1,551

Reckitt Benckiser Group PLC (United Kingdom)	204	10,318

Safeway, Inc.	1,297	25,940

Sally Beauty Holdings, Inc. †	54	1,085

Shutterfly, Inc. †	5	135

Spartan Stores, Inc.	47	847

Starbucks Corp.	694	30,175

Tesco PLC (United Kingdom)	762	4,863

Toyota Tsusho Corp. (Japan)	800	13,453

Unilever NV (Netherlands)	637	21,692

Unilever PLC (United Kingdom)	107	3,597

USANA Health Sciences, Inc. †	20	683

W.W. Grainger, Inc.	142	26,540

Walgreen Co.	427	14,398

Yamazaki Baking Co., Inc. (Japan)	1,000	13,295

Yum! Brands, Inc.	442	24,770

		638,825
Energy (3.1%)
Alpha Natural Resources, Inc. †	73	1,752

BG Group PLC (United Kingdom)	865	18,575

BP PLC (United Kingdom)	2,084	15,163

Caltex Australia, Ltd. (Australia)	974	13,127

Chevron Corp.	1,023	105,185

Clayton Williams Energy, Inc. †	12	888

Compagnie Generale de Geophysique-Veritas (France) †	688	15,919

Contango Oil & Gas Co. †	17	1,071

Core Laboratories NV (Netherlands)	151	17,524

Covanta Holding Corp.	717	10,705

CVR Energy, Inc. †	66	1,201

Dresser-Rand Group, Inc. †	306	15,933

Energy Partners, Ltd. †	80	1,106

ENI SpA (Italy)	1,029	21,806

Exxon Mobil Corp.	1,795	144,390

FMC Technologies, Inc. †	501	26,232

Helix Energy Solutions Group, Inc. †	145	2,572

HollyFrontier Corp.	514	11,951

Key Energy Services, Inc. †	170	2,567

Murphy Oil Corp.	356	19,908

Newpark Resources, Inc. †	140	1,254

Oceaneering International, Inc.	369	17,550

25

COMMON STOCKS (32.8%)* cont.	Shares	Value

Energy cont.
Oil States International, Inc. †	194	$14,599

Petrofac, Ltd. (United Kingdom)	438	10,019

Petroquest Energy, Inc. †	43	295

Rosetta Resources, Inc. †	92	4,999

Royal Dutch Shell PLC Class B (United Kingdom)	728	26,242

RPC, Inc.	55	1,074

Statoil ASA (Norway)	912	23,597

Stone Energy Corp. †	128	3,621

Sunoco, Inc.	375	14,554

Superior Energy Services †	31	921

Swift Energy Co. †	65	1,910

Total SA (France)	256	13,223

Unit Corp. †	25	1,266

Vaalco Energy, Inc. †	150	945

W&T Offshore, Inc.	63	1,261

Walter Energy, Inc.	8	574

Western Refining, Inc. †	55	654

		586,133
Financials (7.5%)
3i Group PLC (United Kingdom)	1,621	4,862

ACE, Ltd.	500	34,765

Agree Realty Corp. R	47	1,146

AIA Group, Ltd. (Hong Kong)	3,200	10,061

Alexandria Real Estate Equities, Inc. R	36	2,360

Allianz SE (Germany)	89	9,221

Allied World Assurance Co. Holdings AG	209	12,433

American Capital Agency Corp. R	31	889

American Equity Investment Life Holding Co.	150	1,659

American Safety Insurance Holdings, Ltd. †	75	1,650

Annaly Capital Management, Inc. R	1,260	20,248

Anworth Mortgage Asset Corp. R	121	766

Arch Capital Group, Ltd. †	466	17,601

Arlington Asset Investment Corp. Class A	30	598

Ashford Hospitality Trust, Inc. R	713	5,675

Aspen Insurance Holdings, Ltd.	395	10,475

Assured Guaranty, Ltd. (Bermuda)	50	485

Australia & New Zealand Banking Group, Ltd. (Australia)	1,773	37,475

AvalonBay Communities, Inc. R	199	24,845

Aviva PLC (United Kingdom)	4,174	20,573

Axis Capital Holdings, Ltd.	387	12,357

Banco Latinoamericano de Exportaciones SA Class E (Panama)	107	1,751

Bank of Hawaii Corp.	216	9,191

Bank of Marin Bancorp.	18	665

Bank of the Ozarks, Inc.	107	3,033

Barclays PLC (United Kingdom)	6,989	20,123

Berkshire Hathaway, Inc. Class B †	589	46,390

BlackRock, Inc.	43	7,398

26

COMMON STOCKS (32.8%)* cont.	Shares	Value

Financials cont.
BNP Paribas SA (France)	446	$17,896

Boston Properties, Inc. R	185	17,645

BRE Properties R	267	12,992

Camden Property Trust R	44	2,540

Cardinal Financial Corp.	98	1,048

Cardtronics, Inc. †	43	1,169

CBL & Associates Properties, Inc. R	116	1,658

Cedar Shopping Centers, Inc. R	926	3,093

Cheung Kong Holdings, Ltd. (Hong Kong)	1,000	11,436

Chubb Corp. (The)	271	18,276

Citizens & Northern Corp.	56	953

CNO Financial Group, Inc. †	202	1,277

Cogdell Spencer, Inc. R	806	3,023

Commerzbank AG (Germany) †	1,040	1,945

CommonWealth REIT R	508	8,504

Community Bank System, Inc.	41	1,083

Coresite Realty Corporation R	383	6,415

CubeSmart R	690	6,879

DCT Industrial Trust, Inc. R	1,177	5,661

Deutsche Bank AG (Germany)	346	13,389

DFC Global Corp. †	40	726

Digital Realty Trust, Inc. R	355	22,543

Douglas Emmett, Inc. R	552	9,925

Duke Realty Investments, Inc. R	40	464

DuPont Fabros Technology, Inc. R	272	6,128

E*Trade Financial Corp. †	68	624

East West Bancorp, Inc.	152	2,975

Education Realty Trust, Inc. R	895	8,341

Endurance Specialty Holdings, Ltd. (Bermuda)	230	8,319

Equity Residential Trust R	386	21,303

Essex Property Trust, Inc. R	100	13,285

Everest Re Group, Ltd.	169	14,826

Extra Space Storage, Inc. R	424	10,218

Federal Realty Investment Trust R	355	31,393

Financial Institutions, Inc.	60	999

First Financial Bancorp	65	1,032

First Industrial Realty Trust † R	80	760

Flushing Financial Corp.	105	1,359

General Growth Properties R	354	4,984

Glimcher Realty Trust R	172	1,496

Goldman Sachs Group, Inc. (The)	63	6,039

Hang Lung Group, Ltd. (Hong Kong)	3,000	16,046

HCP, Inc. R	654	25,277

Health Care REIT, Inc. R	193	9,683

Heartland Financial USA, Inc.	39	601

Highwoods Properties, Inc. R	327	9,431

27

COMMON STOCKS (32.8%)* cont.	Shares	Value

Financials cont.
Home Bancshares, Inc.	42	$1,044

Hospitality Properties Trust R	416	9,164

HSBC Holdings PLC (London Exchange) (United Kingdom)	2,892	22,567

Interactive Brokers Group, Inc. Class A	111	1,651

International Bancshares Corp.	78	1,395

Invesco Mortgage Capital, Inc. R	42	662

Israel Corp., Ltd. (The) (Israel)	22	14,555

Jones Lang LaSalle, Inc.	151	9,727

JPMorgan Chase & Co.	816	25,272

Kimco Realty Corp. R	982	15,486

Kinnevik Investment AB Class B (Sweden)	714	14,481

Kite Realty Group Trust R	887	3,743

Lexington Realty Trust R	1,332	10,097

Liberty Property Trust R	347	10,344

Lloyds Banking Group PLC (United Kingdom) †	17,053	6,712

LTC Properties, Inc. R	63	1,811

M&T Bank Corp.	253	18,464

Macerich Co. (The) R	118	5,912

Maiden Holdings, Ltd. (Bermuda)	99	861

MainSource Financial Group, Inc.	88	729

MarketAxess Holdings, Inc.	8	232

MFA Financial, Inc. R	101	695

Mission West Properties R	84	644

Mitsubishi UFJ Financial Group, Inc. (Japan)	2,800	12,168

Mizuho Financial Group, Inc. (Japan)	14,700	19,289

National Australia Bank, Ltd. (Australia)	642	15,989

National Financial Partners Corp. †	47	649

National Health Investors, Inc. R	67	2,835

National Retail Properties, Inc. R	388	10,029

Nelnet, Inc. Class A	53	1,214

New York Community Bancorp, Inc.	1,052	12,666

Newcastle Investment Corp. R	215	957

Omega Healthcare Investors, Inc. R	47	843

Oriental Financial Group (Puerto Rico)	75	824

ORIX Corp. (Japan)	120	10,106

PartnerRe, Ltd.	207	13,604

Pennsylvania Real Estate Investment Trust R	467	4,357

People’s United Financial, Inc.	1,120	13,944

Piedmont Office Realty Trust, Inc. Class A R	640	10,650

Popular, Inc. (Puerto Rico) †	366	545

Portfolio Recovery Associates, Inc. †	20	1,387

Post Properties, Inc. R	246	9,838

ProLogis, Inc. R	560	15,579

Protective Life Corp.	46	1,021

PS Business Parks, Inc. R	30	1,581

Public Storage R	279	36,800

28

COMMON STOCKS (32.8%)* cont.	Shares	Value

Financials cont.
Rayonier, Inc. R	398	$16,175

Realty Income Corp. R	476	16,117

Regency Centers Corp. R	289	10,739

RenaissanceRe Holdings, Ltd.	198	14,541

Republic Bancorp, Inc. Class A	20	424

Retail Opportunity Investments Corp. R	458	5,395

Saul Centers, Inc. R	21	733

Senior Housing Properties Trust R	65	1,424

Simon Property Group, Inc. R	504	62,667

SL Green Realty Corp. R	72	4,740

Southside Bancshares, Inc.	69	1,497

Sovran Self Storage, Inc. R	171	7,120

Standard Chartered PLC (United Kingdom)	328	7,166

Starwood Property Trust, Inc. R	33	589

Svenska Handelsbanken AB Class A (Sweden)	420	11,077

Swedbank AB Class A (Sweden)	844	11,286

Swiss Life Holding AG (Switzerland) †	136	14,256

Symetra Financial Corp.	99	935

Taubman Centers, Inc. R	19	1,184

Tokio Marine Holdings, Inc. (Japan)	1,000	24,268

Transatlantic Holdings, Inc.	251	13,715

Travelers Cos., Inc. (The)	372	20,925

TrustCo Bank Corp.	125	659

UDR, Inc. R	181	4,254

Universal Health Realty Income Trust R	12	443

Urstadt Biddle Properties, Inc. Class A R	47	793

Validus Holdings, Ltd.	409	12,307

Virginia Commerce Bancorp, Inc. †	146	975

Vornado Realty Trust R	209	15,560

W.R. Berkley Corp.	485	16,543

Walker & Dunlop, Inc. †	48	610

Washington Banking Co.	57	642

Webster Financial Corp.	45	887

Westfield Retail Trust (Australia) R	4,750	12,684

Westpac Banking Corp. (Australia)	891	19,422

Wheelock and Co., Ltd. (Hong Kong)	2,000	5,332

Winthrop Realty Trust R	433	4,044

World Acceptance Corp. †	16	1,098

		1,400,703
Health care (3.5%)
Abbott Laboratories	1,233	67,260

ABIOMED, Inc. †	61	1,229

Air Methods Corp. †	5	404

Amedisys, Inc. †	12	142

AMERIGROUP Corp. †	35	2,001

AmerisourceBergen Corp.	638	23,702

AmSurg Corp. †	33	861

29

COMMON STOCKS (32.8%)* cont.	Shares	Value

Health care cont.
AstraZeneca PLC (United Kingdom)	561	$25,999

AVEO Pharmaceuticals, Inc. †	34	575

Bayer AG (Germany)	54	3,547

Biogen Idec, Inc. †	288	33,106

BioMarin Pharmaceuticals, Inc. †	25	866

C.R. Bard, Inc.	216	18,833

Cardinal Health, Inc.	662	28,109

Centene Corp. †	41	1,587

Coloplast A/S Class B (Denmark)	56	8,578

Computer Programs & Systems, Inc.	9	409

Conmed Corp. †	74	1,945

Cubist Pharmaceuticals, Inc. †	64	2,468

Depomed, Inc. †	96	468

Elan Corp. PLC ADR (Ireland) †	190	2,056

Eli Lilly & Co.	1,245	47,123

Endo Pharmaceuticals Holdings, Inc. †	66	2,259

Forest Laboratories, Inc. †	640	19,174

Fresenius SE (Germany)	191	18,368

Gen-Probe, Inc. †	198	12,472

Gentiva Health Services, Inc. †	26	151

GlaxoSmithKline PLC (United Kingdom)	1,969	43,657

Greatbatch, Inc. †	35	774

Hi-Tech Pharmacal Co., Inc. †	31	1,287

Impax Laboratories, Inc. †	73	1,470

ISTA Pharmaceuticals, Inc. †	415	1,556

Jazz Pharmaceuticals, Inc. †	127	5,032

Kensey Nash Corp. †	35	889

Kindred Healthcare, Inc. †	122	1,513

Laboratory Corp. of America Holdings †	233	19,973

Lincare Holdings, Inc.	450	10,665

Magellan Health Services, Inc. †	34	1,722

McKesson Corp.	418	33,988

Medicines Co. (The) †	38	719

Medicis Pharmaceutical Corp. Class A	30	980

Metropolitan Health Networks, Inc. †	139	1,006

Molina Healthcare, Inc. †	56	1,224

Novartis AG (Switzerland)	452	24,405

Omnicare, Inc.	80	2,609

Onyx Pharmaceuticals, Inc. †	18	794

OraSure Technologies, Inc. †	358	3,401

Orion Oyj Class B (Finland)	331	6,725

Par Pharmaceutical Cos., Inc. †	113	3,662

Pernix Therapeutics Holdings †	64	512

Perrigo Co.	258	25,258

Pharmaceutical Product Development, Inc.	459	15,243

Questcor Pharmaceuticals, Inc. †	23	1,034

30

COMMON STOCKS (32.8%)* cont.	Shares	Value

Health care cont.
Roche Holding AG (Switzerland)	64	$10,185

RTI Biologics, Inc. †	248	1,059

Sabra Health Care REIT, Inc. R	376	3,986

Salix Pharmaceuticals, Ltd. †	18	795

Sanofi (France)	472	33,037

Sirona Dental Systems, Inc. †	15	667

SonoSite, Inc. †	27	1,118

Spectrum Pharmaceuticals, Inc. †	85	1,177

STAAR Surgical Co. †	86	845

Suzuken Co., Ltd. (Japan)	300	7,769

SXC Health Solutions Corp. (Canada) †	27	1,588

Synthes, Inc. (Switzerland)	70	11,582

Thoratec Corp. †	21	639

United Therapeutics Corp. †	10	409

Ventas, Inc. R	349	18,413

ViroPharma, Inc. †	152	3,650

Warner Chilcott PLC Class A (Ireland) †	736	11,570

Watson Pharmaceuticals, Inc. †	19	1,228

WellCare Health Plans, Inc. †	23	1,344

		644,851
Technology (4.0%)
Acacia Research — Acacia Technologies (Tracking Stock) †	44	1,532

Accenture PLC Class A	905	52,427

Actuate Corp. †	398	2,627

Acxiom Corp. †	99	1,232

Amdocs, Ltd. (United Kingdom) †	757	21,378

Amkor Technologies, Inc. †	86	382

Analog Devices, Inc.	796	27,749

Anixter International, Inc. †	18	1,105

Apple, Inc. †	324	123,833

Aspen Technology, Inc. †	34	607

Avago Technologies, Ltd. (Singapore)	849	25,402

BMC Software, Inc. †	539	19,221

CA, Inc.	1,285	27,242

CACI International, Inc. Class A †	10	564

Cavium, Inc. †	10	326

Ceva, Inc. †	31	893

Cirrus Logic, Inc. †	53	863

Coherent, Inc. †	7	356

Computershare, Ltd. (Australia)	451	3,800

Concur Technologies, Inc. †	17	803

Cypress Semiconductor Corp. †	109	2,079

DST Systems, Inc.	15	713

EnerSys †	57	1,371

Entegris, Inc. †	177	1,492

Entropic Communications, Inc. †	224	1,116

Fair Isaac Corp.	68	2,473

31

COMMON STOCKS (32.8%)* cont.	Shares	Value

Technology cont.
Fairchild Semiconductor International, Inc. †	57	$738

FEI Co. †	63	2,543

Fujitsu, Ltd. (Japan)	5,000	26,633

GT Advanced Technologies, Inc. †	32	247

Harris Corp.	469	16,696

Hewlett-Packard Co.	745	20,823

IBM Corp.	611	114,868

Infineon Technologies AG (Germany)	1,359	11,232

Infospace, Inc. †	55	530

Integrated Silicon Solutions, Inc. †	34	317

Intuit, Inc.	720	38,333

Ixia †	113	1,243

KEMET Corp. †	65	538

KLA-Tencor Corp.	206	9,497

L-3 Communications Holdings, Inc.	253	16,774

Lam Research Corp. †	186	7,583

Lexmark International, Inc. Class A	24	803

LTX-Credence Corp. †	60	365

Magma Design Automation, Inc. †	146	835

Manhattan Associates, Inc. †	25	1,129

Micros Systems, Inc. †	376	17,736

Microsoft Corp.	2,237	57,222

MicroStrategy, Inc. †	8	985

Monotype Imaging Holdings, Inc. †	75	1,112

Nanometrics, Inc. †	36	593

NetApp, Inc. †	184	6,777

NIC, Inc.	43	559

Nova Measuring Instruments, Ltd. (Israel) †	113	730

Novellus Systems, Inc. †	488	16,895

Omnivision Technologies, Inc. †	39	421

PC-Tel, Inc.	36	252

Photronics, Inc. †	192	1,112

Plantronics, Inc.	18	620

QLogic Corp. †	441	6,580

RF Micro Devices, Inc. †	242	1,508

SAP AG (Germany)	61	3,639

Silicon Graphics International Corp. †	36	537

Solera Holdings, Inc.	329	15,568

STEC, Inc. †	88	803

SuccessFactors, Inc. †	17	435

Synchronoss Technologies, Inc. †	28	837

Tech Data Corp. †	36	1,772

TeleCommunication Systems, Inc. Class A †	210	565

Teradyne, Inc. †	64	861

TIBCO Software, Inc. †	73	2,000

TTM Technologies, Inc. †	187	2,059

32

COMMON STOCKS (32.8%)* cont.	Shares	Value

Technology cont.
Ultimate Software Group, Inc. †	10	$663

Unisys Corp. †	18	435

Verint Systems, Inc. †	38	1,075

		737,664
Transportation (0.8%)
Alaska Air Group, Inc. †	31	2,152

Central Japan Railway Co. (Japan)	3	24,073

ComfortDelgro Corp., Ltd. (Singapore)	5,000	5,557

Copa Holdings SA Class A (Panama)	151	9,749

Genesee & Wyoming, Inc. Class A †	42	2,565

International Consolidated Airlines Group SA (United Kingdom) †	2,131	5,012

J. B. Hunt Transport Services, Inc.	350	16,002

Landstar Systems, Inc.	226	10,457

Southwest Airlines Co.	1,540	12,905

Swift Transportation Co. †	205	1,747

United Parcel Service, Inc. Class B	638	45,777

US Airways Group, Inc. †	135	637

Wabtec Corp.	16	1,092

Yangzijiang Shipbuilding Holdings, Ltd. (China)	24,000	17,357

		155,082
Utilities and power (1.1%)
AGL Resources, Inc.	250	10,308

Alliant Energy Corp.	294	12,410

Chubu Electric Power, Inc. (Japan)	200	3,752

DTE Energy Co.	330	17,375

Enel SpA (Italy)	2,785	11,830

Energias de Portugal (EDP) SA (Portugal)	7,204	23,092

Entergy Corp.	269	18,927

Pinnacle West Capital Corp.	277	13,133

Public Power Corp. SA (Greece)	206	1,162

Public Service Enterprise Group, Inc.	690	22,729

Red Electrica Corp. SA (Spain)	663	29,156

RWE AG (Germany)	130	5,393

Spectra Energy Corp.	643	18,917

Toho Gas Co., Ltd. (Japan)	1,000	5,898

Westar Energy, Inc.	356	9,833

		203,915

Total common stocks (cost $5,968,648)		$6,133,636

COMMODITY LINKED NOTES (3.4%)*	Principal amount	Value

UBS AG/Jersey Branch 144A zero %, 2012 (Indexed to the UBS
Bloomberg CMCI Composite Index) (Jersey)	$749,000	$643,789

Total commodity linked notes (cost $749,000)		$643,789

33

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.3%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Oct-12/$100.00	2,900	$15,863

SPDR S&P 500 ETF Trust (Put)	Apr-12/105.00	2,800	8,322

SPDR S&P 500 ETF Trust (Put)	Feb-12/97.00	3,629	3,028

SPDR S&P 500 ETF Trust (Put)	Jan-12/112.00	3,629	5,316

SPDR S&P 500 ETF Trust (Put)	Dec-11/108.00	3,629	491

SPDR S&P 500 ETF Trust (Put)	Nov-12/99.00	2,627	14,692

SPDR S&P 500 ETF Trust (Put)	May-12/103.00	2,627	8,499

SPDR S&P 500 ETF Trust (Put)	Mar-12/102.00	3,629	6,751

Total purchased options outstanding (cost $119,937)			$62,962

INVESTMENT COMPANIES (0.3%)*		Shares	Value

Gladstone Investment Corp.		100	$753

iShares MSCI EAFE Index Fund		251	12,874

Vanguard Small Cap ETF (VIPERS) R		607	33,394

Total investment companies (cost $46,410)			$47,021

SHORT-TERM INVESTMENTS (63.1%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.10% [e]		8,822,533	$8,822,533

U.S. Treasury Bills with effective yields ranging from
0.101% to 0.102%, October 18, 2012		$500,000	499,541

U.S. Treasury Bills with effective yields ranging from
0.094% to 0.096%, August 23, 2012 # ##		145,000	144,898

U.S. Treasury Bills with effective yields ranging from
0.052% to 0.079%, July 26, 2012 # ##		330,000	329,847

U.S. Treasury Bills with effective yields ranging from
0.005% to 0.006%, March 1, 2012 ##		2,000,000	1,999,970

Total short-term investments (cost $11,796,789)			$11,796,789

TOTAL INVESTMENTS

Total investments (cost $18,680,784)			$18,684,197

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
ADR	American Depository Receipts
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 19, 2011 (commencement of operations) through November 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $18,700,069.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

34

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $14,617,547 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/11 (aggregate face value $3,421,236) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America, N.A.

	Australian Dollar	Buy	12/21/11	$25,702	$25,827	$(125)

	Barclays Bank PLC

	British Pound	Buy	12/21/11	164,497	167,032	(2,535)

	Polish Zloty	Buy	12/21/11	16,714	17,581	(867)

	Swedish Krona	Sell	12/21/11	18,788	19,340	552

	Citibank, N.A.

	Australian Dollar	Sell	12/21/11	3,994	4,012	18

	British Pound	Sell	12/21/11	13,813	14,023	210

	Danish Krone	Buy	12/21/11	14,457	14,871	(414)

	Hong Kong Dollar	Sell	12/21/11	9,616	9,594	(22)

	Japanese Yen	Buy	12/21/11	69,651	70,180	(529)

	Norwegian Krone	Sell	12/21/11	2,645	2,719	74

	Singapore Dollar	Buy	12/21/11	8,743	8,813	(70)

	Swiss Franc	Sell	12/21/11	22,135	22,388	253

	Credit Suisse AG

	British Pound	Sell	12/21/11	171,717	174,443	2,726

	Euro	Buy	12/21/11	43,541	44,998	(1,457)

	Japanese Yen	Buy	12/21/11	60,501	60,148	353

	Singapore Dollar	Sell	12/21/11	18,736	18,776	40

	Swiss Franc	Buy	12/21/11	11,506	11,920	(414)

	Deutsche Bank AG

	Australian Dollar	Sell	12/21/11	5,939	5,956	17

	Goldman Sachs International

	Euro	Buy	12/21/11	38,569	39,263	(694)

	Japanese Yen	Buy	12/21/11	955,194	949,118	6,076

HSBC Bank USA, National Association

	British Pound	Buy	12/21/11	4,238	4,304	(66)

	Euro	Sell	12/21/11	186,260	189,574	3,314

	Japanese Yen	Sell	12/21/11	160,561	159,529	(1,032)

35

FORWARD CURRENCY CONTRACTS at 11/30/11 (aggregate face value $3,421,236) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A.

	British Pound	Buy	12/21/11	$9,575	$9,723	$(148)

	Euro	Buy	12/21/11	52,276	52,046	230

	Hong Kong Dollar	Sell	12/21/11	23,608	23,611	3

	Japanese Yen	Buy	12/21/11	55,901	55,447	454

	New Zealand Dollar	Sell	12/21/11	10,822	10,998	176

	Singapore Dollar	Buy	12/21/11	78	79	(1)

	Swedish Krona	Buy	12/21/11	3,760	4,047	(287)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	12/21/11	2,765	2,608	(157)

	British Pound	Sell	12/21/11	13,970	14,184	214

	Euro	Buy	12/21/11	870,692	886,139	(15,447)

	Japanese Yen	Buy	12/21/11	29,120	28,962	158

	Mexican Peso	Buy	12/21/11	17,038	17,183	(145)

	Norwegian Krone	Sell	12/21/11	8,161	8,459	298

	Swiss Franc	Sell	12/21/11	54,241	56,267	2,026

State Street Bank and Trust Co.

	Australian Dollar	Sell	12/21/11	61,234	61,516	282

	British Pound	Buy	12/21/11	38,927	39,744	(817)

	Euro	Sell	12/21/11	24,324	24,589	265

	Israeli Shekel	Sell	12/21/11	6,601	6,767	166

	Malaysian Ringgit	Buy	12/21/11	10,182	10,337	(155)

	Norwegian Krone	Buy	12/21/11	5,792	5,953	(161)

Westpac Banking Corp.

	British Pound	Buy	12/21/11	3,767	3,825	(58)

	Canadian Dollar	Buy	12/21/11	60,080	60,376	(296)

	Euro	Sell	12/21/11	3,897	3,967	70

Total						$(7,922)

FUTURES CONTRACTS OUTSTANDING at 11/30/11 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	14	$437,530	Dec-11	$2,064

Euro-Bund 10 yr (Long)	2	359,601	Dec-11	(8,256)

Japanese Government Bond
10 yr (Long)	1	1,828,465	Dec-11	(13,535)

S&P 500 Index E-Mini (Long)	4	249,200	Dec-11	(6,708)

S&P 500 Index E-Mini (Short)	7	436,100	Dec-11	(17,077)

U.S. Treasury Bond 30 yr (Long)	4	565,500	Mar-12	(6,428)

U.S. Treasury Note 10 yr (Long)	11	1,422,781	Mar-12	(4,880)

U.S. Treasury Note 5 yr (Short)	7	858,484	Mar-12	(615)

U.S. Treasury Note 2 yr (Short)	1	220,500	Mar-12	(33)

Total				$(55,468)

36

WRITTEN OPTIONS OUTSTANDING at 11/30/11 (premiums received $53,141) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

SPDR S&P 500 ETF Trust (Call)	25,479	Dec-11/$129.00	$21,835

SPDR S&P 500 ETF Trust (Put)	2,627	Nov-12/85.00	8,162

SPDR S&P 500 ETF Trust (Put)	2,627	May-12/90.00	4,235

SPDR S&P 500 ETF Trust (Put)	3,629	Mar-12/90.00	3,053

SPDR S&P 500 ETF Trust (Put)	3,629	Feb-12/85.00	1,180

Total			$38,465

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/11 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$3,800,000	$—	9/21/21	3 month USD-
				LIBOR-BBA	2.1525%	$1,293

Credit Suisse International
	1,100,000	—	9/21/16	3 month USD-
				LIBOR-BBA	1.143%	(4,051)

	800,000	—	9/21/21	3 month USD-
				LIBOR-BBA	2.143%	(423)

	200,000	—	9/21/41	3 month USD-
				LIBOR-BBA	2.92%	8,585

	600,000	—	10/7/13	0.636%	3 month USD-
					LIBOR-BBA	(172)

	900,000	—	10/7/16	3 month USD-
				LIBOR-BBA	1.31%	3,167

EUR	100,000	—	10/10/13	1.495%	6 month EUR-
					EURIBOR-
					REUTERS	(48)

EUR	200,000	—	10/10/16	1.95%	6 month EUR-
					EURIBOR-
					REUTERS	828

Deutsche Bank AG
	$700,000	—	9/21/13	3 month USD-
				LIBOR-BBA	0.477%	(1,926)

	500,000	—	9/26/13	0.52%	3 month USD-
					LIBOR-BBA	949

	200,000	—	9/26/16	1.07%	3 month USD-
					LIBOR-BBA	1,507

	400,000	—	9/26/21	1.905%	3 month USD-
					LIBOR-BBA	9,147

	600,000	—	10/7/21	2.133%	3 month USD-
					LIBOR-BBA	1,612

	600,000	—	11/7/13	0.5725%	3 month USD-
					LIBOR-BBA	804

	1,100,000	—	11/7/16	3 month USD-
				LIBOR-BBA	1.2325%	(2,341)

	100,000	—	11/7/21	3 month USD-
				LIBOR-BBA	2.23%	381

37

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
EUR	300,000	$—	9/29/14	6 month EUR-
				EURIBOR-
				REUTERS	1.59%	$149

EUR	700,000	—	9/29/16	6 month EUR-
				EURIBOR-
				REUTERS	1.97%	(1,578)

EUR	300,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	(6,093)

EUR	100,000	—	9/29/41	6 month EUR-
				EURIBOR-
				REUTERS	2.745%	(2,530)

Total						$9,260

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/11 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
	$3,800,000	$—	9/21/21	(2.305%)	USA Non Revised	$29,994
					Consumer Price
					Index-Urban (CPI-U)

Credit Suisse International
	200,000	—	10/7/21	2.22%	USA Non Revised	(3,255)
					Consumer Price
					Index-Urban (CPI-U)

baskets	3,720	—	9/24/12	(3 month USD-	A basket (GDX)	632
				LIBOR-BBA)	of common stocks

shares	18,583	—	9/19/12	(3 month USD-	Vanguard Index	7,234
				LIBOR-BBA)	Funds — High
					Growth Index Fund

Deutsche Bank AG
	$500,000	—	11/7/21	(2.43%)	USA Non Revised	(2,448)
					Consumer Price
					Index-Urban (CPI-U)

Total						$32,157

38

CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/11 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
DJ CDX EM Series 16
Index	BB+/P	$(10,450)	$100,000	12/20/16	500 bp	$(1,315)

DJ CDX NA HY Series
17 Version 2 Index	B+/P	57,356	796,950	12/20/16	500 bp	(11,110)

DJ CDX NA IG Series
17 Index	BBB+/P	1,980	200,000	12/20/16	100 bp	(752)

Credit Suisse International
DJ CDX NA HY Series
17 Version 1 Index	B+/P	198,750	1,980,000	12/20/16	500 bp	39,922

DJ CDX NA IG Series
17 Index	BBB+/P	4,656	285,000	12/20/16	100 bp	1,111

Deutsche Bank AG
DJ CDX EM Series 15
Index	BB+/P	(58,800)	700,000	6/20/16	500 bp	7,961

DJ CDX NA HY Series
17 Version 1 Index	B+/P	210,000	1,980,000	12/20/16	500 bp	51,172

Total						$86,989

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2011. Securities rated by Putnam are indicated by “/P.”

39

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$127,675	$192,098	$—

Capital goods	172,939	210,249	—

Communication services	145,403	121,678	—

Conglomerates	17,222	17,778	—

Consumer cyclicals	538,436	222,985	—

Consumer staples	428,838	209,987	—

Energy	428,462	157,671	—

Financials	1,016,318	384,385	—

Health care	450,999	193,852	—

Technology	692,360	45,304	—

Transportation	103,083	51,999	—

Utilities and power	123,632	80,283	—

Total common stocks	4,245,367	1,888,269	—

Commodity linked notes	—	643,789	—

Investment companies	47,021	—	—

Purchased options outstanding	—	62,962	—

Short-term investments	8,822,533	2,974,256	—

Totals by level	$13,114,921	$5,569,276	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(7,922)	$—

Futures contracts	(55,468)	—	—

Written options	—	(38,465)	—

Interest rate swap contracts	—	9,260	—

Total return swap contracts	—	32,157	—

Credit default contracts	—	(316,503)	—

Totals by level	$(55,468)	$(321,473)	$—

The accompanying notes are an integral part of these financial statements.

40

Statement of assets and liabilities 11/30/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $9,858,251)	$9,861,664
Affiliated issuers (identified cost $8,822,533) (Note 7)	8,822,533

Cash	523,636

Foreign currency (cost $770) (Note 1)	771

Dividends, interest and other receivables	28,575

Receivable for shares of the fund sold	123,878

Receivable for investments sold	249,393

Unrealized appreciation on swap contracts (Note 1)	166,448

Unrealized appreciation on forward currency contracts (Note 1)	17,975

Receivable from Manager (Note 2)	60,791

Premium paid on swap contracts (Note 1)	69,250

Unamortized offering costs (Note 1)	122,910

Total assets	20,047,824

LIABILITIES

Payable for variation margin (Note 1)	33,871

Payable for investments purchased	530,840

Payable for investor servicing fees (Note 2)	2,821

Payable for custodian fees (Note 2)	13,967

Payable for Trustee compensation and expenses (Note 2)	74

Payable for administrative services (Note 2)	82

Payable for distribution fees (Note 2)	7,132

Payable for offering costs (Note 1)	153,638

Unrealized depreciation on forward currency contracts (Note 1)	25,897

Written options outstanding, at value (premiums received $53,141) (Notes 1 and 3)	38,465

Premium received on swap contracts (Note 1)	472,742

Unrealized depreciation on swap contracts (Note 1)	38,042

Other accrued expenses	30,184

Total liabilities	1,347,755

Net assets	$18,700,069

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$18,655,834

Accumulated net investment loss (Note 1)	(14,992)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(23,787)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	83,014

Total — Representing net assets applicable to capital shares outstanding	$18,700,069

(Continued on next page)

41

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($17,221,931 divided by 1,719,132 shares)	$10.02

Offering price per class A share (100/94.25 of $10.02)*	$10.63

Net asset value and offering price per class B share ($138,232 divided by 13,819 shares)**	$10.00

Net asset value and offering price per class C share ($453,944 divided by 45,382 shares)**	$10.00

Net asset value and redemption price per class M share ($306,189 divided by 30,589 shares)	$10.01

Offering price per class M share (100/96.50 of $10.01)*	$10.37

Net asset value, offering price and redemption price per class R share
($100,127 divided by 10,000 shares)	$10.01

Net asset value, offering price and redemption price per class Y share
($479,646 divided by 47,842 shares)	$10.03

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

42

Statement of operations For the period 9/19/11 (commencement of operations) to 11/30/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $392)	$27,867

Interest (including interest income of $1,338 from investments in affiliated issuers) (Note 7)	2,906

Total investment income	30,773

EXPENSES

Compensation of Manager (Note 2)	29,303

Investor servicing fees (Note 2)	6,305

Custodian fees (Note 2)	13,988

Trustee compensation and expenses (Note 2)	218

Administrative services (Note 2)	122

Distribution fees — Class A (Note 2)	7,700

Distribution fees — Class B (Note 2)	238

Distribution fees — Class C (Note 2)	383

Distribution fees — Class M (Note 2)	284

Distribution fees — Class R (Note 2)	99

Amortization of offering costs (Note 1)	30,728

Reports to shareholders	5,998

Auditing	21,439

Other	2,844

Fees waived and reimbursed by Manager (Note 2)	(73,863)

Total expenses	45,786

Expense reduction (Note 2)	(21)

Net expenses	45,765

Net investment loss	(14,992)

Net realized loss on investments (Notes 1 and 3)	(8,443)

Net realized loss on swap contracts (Note 1)	(34,250)

Net realized loss on futures contracts (Note 1)	(9,540)

Net realized loss on foreign currency transactions (Note 1)	(13,568)

Net realized gain on written options (Notes 1 and 3)	42,014

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(8,013)

Net unrealized appreciation of investments, futures contracts, swap contracts,
and written options during the period	91,027

Net gain on investments	59,227

Net increase in net assets resulting from operations	$44,235

The accompanying notes are an integral part of these financial statements.

43

Statement of changes in net assets

For the period 9/19/11
(commencement of
INCREASE IN NET ASSETS	operations) to 11/30/11*

Operations:
Net investment loss	$(14,992)

Net realized loss on investments and foreign currency transactions	(23,787)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	83,014

Net increase in net assets resulting from operations	44,235

Increase from capital share transactions (Note 4)	3,655,834

Total increase in net assets	3,700,069

NET ASSETS

Beginning of period (Note 6)	15,000,000

End of period (including accumulated net investment loss of $14,992)	$18,700,069

* Unaudited

The accompanying notes are an integral part of these financial statements.

44

This page left blank intentionally.

45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:							RATIOS AND SUPPLEMENTAL DATA:

									Ratio
	Net asset	Net	Net realized						of net investment
	value,	investment	and unrealized	Total from		Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	income	gain (loss)	investment	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss) [a]	on investments	operations	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	(%)

Class A
November 30, 2011**†	$10.00	(.01)	.03	.02	$10.02	.20 *	$17,222	.28*	(.09)*	12*

Class B
November 30, 2011**†	$10.00	(.02)	.02	— [e]	$10.00	— *	$138	.43*	(.24)*	12*

Class C
November 30, 2011**†	$10.00	(.02)	.02	— [e]	$10.00	— *	$454	.43*	(.23)*	12*

Class M
November 30, 2011**†	$10.00	(.02)	.03	.01	$10.01	.10 *	$306	.38*	(.17)*	12*

Class R
November 30, 2011**†	$10.00	(.01)	.02	.01	$10.01	.10 *	$100	.33*	(.14)*	12*

Class Y
November 30, 2011**†	$10.00	— [e]	.03	.03	$10.03	.30 *	$480	.23*	(.01)*	12*

* Not annualized

** Unaudited.

† For the period September 19, 2011 (commencement of operations) to November 30, 2011.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

November 30, 2011	0.46%

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

46	47

Notes to financial statements 11/30/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks total return composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes that the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities of corporate and governmental issuers without constraint as to maturity or credit quality (including in high yield securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts. These asset classes offer different return potential and exposure to different investment risks.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on September 19, 2011. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 19, 2011 through November 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates, to hedge prepayment risk, to equitize cash, and to manage exposure to market risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 20 on futures contracts for the reporting period.

E) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, and to enhance the return on a security owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 11,000 on purchased options contracts for the reporting period.

F) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,500,000 on forward currency contracts for the reporting period.

G) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets/countries, and to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,900,000 on total return swap contracts for the reporting period.

H) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $6,000,000 on interest rate swap contracts for the reporting period.

I) Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a reaIized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,600,000 on credit default swap contracts for the reporting period.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master

Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $317,749 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $349,875.

K) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $18,680,784, resulting in gross unrealized appreciation and depreciation of $293,229 and $289,916, respectively, or net unrealized appreciation of $3,413.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

N) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

O) Offering costs The offering costs of $153,638 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds, except Putnam Money Market Liquidity Fund or any other Putnam funds that do not charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.050%	of the first $5 billion,
1.000%	of the next $5 billion,
0.950%	of the next $10 billion,
0.900%	of the next $10 billion,
0.850%	of the next $50 billion,
0.830%	of the next $50 billion,
0.820%	of the next $100 billion,
0.815%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2012, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $4,976 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $68,887 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $21 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $11, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,651 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,493,065 and $734,064, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period 9/19/11
(commencement of operations)	—	$—

Options opened	81,965	95,155

Options exercised	—	—

Options expired	(43,974)	(42,014)

Options closed	—	—

Written options outstanding at the
end of the reporting period	37,991	$53,141

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 9/19/11
	(commencement of operations) to 11/30/11

Class A	Shares	Amount

Shares sold	273,860	$2,724,683

Shares issued in connection with
reinvestment of distributions	—	—

	273,860	2,724,683

Shares repurchased	(4,728)	(46,866)

Net increase	269,132	$2,677,817

	For the period 9/19/11
	(commencement of operations) to 11/30/11

Class B	Shares	Amount

Shares sold	3,877	$38,292

Shares issued in connection with
reinvestment of distributions	—	—

	3,877	38,292

Shares repurchased	(58)	(585)

Net increase	3,819	$37,707

	For the period 9/19/11
	(commencement of operations) to 11/30/11

Class C	Shares	Amount

Shares sold	35,382	$350,375

Shares issued in connection with
reinvestment of distributions	—	—

	35,382	350,375

Shares repurchased	—	—

Net increase	35,382	$350,375

	For the period 9/19/11
	(commencement of operations) to 11/30/11

Class M	Shares	Amount

Shares sold	20,589	$207,804

Shares issued in connection with
reinvestment of distributions	—	—

	20,589	207,804

Shares repurchased	—	—

Net increase	20,589	$207,804

	For the period 9/19/11
	(commencement of operations) to 11/30/11

Class Y	Shares	Amount

Shares sold	37,842	$382,131

Shares issued in connection with
reinvestment of distributions	—	—

	37,842	382,131

Shares repurchased	—	—

Net increase	37,842	$382,131

Class R had no capital share transactions other than the initial capitalization (Note 6).

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	1,450,000	84.34%	$14,529,000

Class B	10,000	72.36	100,000

Class C	10,000	22.04	100,000

Class M	10,000	32.69	100,100

Class R	10,000	100.00	100,127

Class Y	10,000	20.90	100,300

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$75,896	Payables	$392,399

Foreign exchange
contracts	Receivables	17,975	Payables	25,897

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
	appreciation /		appreciation /
Equity contracts	(depreciation)	72,892*	(depreciation)	62,250*

Payables,
Net assets —
Unrealized
appreciation /
Interest rate contracts	Receivables	58,416	(depreciation)	58,612*

Total		$225,179		$539,158

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(51,933)	$(51,933)

Equity contracts	28,514	(29,760)	22,674	$21,428

Interest rate contracts	—	20,220	(4,991)	$15,229

Total	$28,514	$(9,540)	$(34,250)	$(15,276)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$86,989	$86,989

Foreign exchange
contracts	—	—	(7,922)	—	$(7,922)

Equity contracts	(42,299)	(21,721)	—	7,866	$(56,154)

Interest rate contracts	—	(33,747)	—	33,551	$(196)

Total	$(42,299)	$(55,468)	$(7,922)	$128,406	$22,717

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on September 19, 2011. Prior to September 19, 2011, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$14,500,000	1,450,000

Class B	100,000	10,000

Class C	100,000	10,000

Class M	100,000	10,000

Class R	100,000	10,000

Class Y	100,000	10,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,338 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $20,115,386 and $11,292,853, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Robert T. Burns
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and	Treasurer and Assistant Clerk
and Trust Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
Jameson A. Baxter, Chair		Susan G. Malloy
Ravi Akhoury	Beth S. Mazor	Vice President and
Barbara M. Baumann	Vice President	Assistant Treasurer
Charles B. Curtis
Robert J. Darretta	Robert R. Leveille
John A. Hill	Vice President and
Paul L. Joskow	Chief Compliance Officer

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA735
270663 1/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 27, 2012